SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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THE FIRST AMERICAN CORPORATION

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April 6, 2006

Dear Fellow Shareholder:

You are cordially invited to attend our Annual Meeting of Shareholders at 2:00 p.m., Pacific Time, on Thursday, May 18, 2006, at the executive offices of The First American Corporation, located at 1 First American Way, Santa Ana, California.

With this letter, we are including the notice for the Annual Meeting, the proxy statement, the proxy card and our 2005 annual report. We also have included a map and directions to our executive offices on the inside back cover of the proxy statement.

We have made arrangements for you to vote your proxy over the Internet or by telephone, as well as by mail with the traditional proxy card. The proxy card contains instructions on these methods of voting.

Your vote is important. Whether or not you plan on attending the Annual Meeting on May 18, we hope you will vote as soon as possible.

Thank you for your ongoing support of and continued interest in The First American Corporation.

Parker S. Kennedy

Chairman of the Board and

Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be Held on May 18, 2006

The Annual Meeting of Shareholders of The First American Corporation, a California corporation, will be held at 2:00 p.m., Pacific Time, on Thursday, May 18, 2006, at the executive offices of The First American Corporation, located at 1 First American Way, Santa Ana, California 92707, for the following purposes:

1.	To elect 14 persons to serve on our board of directors for the next year.

2.	To approve The First American Corporation 2006 Incentive Compensation Plan.

3.	To transact such other business as may properly come before the meeting or any adjournments thereof.

Only shareholders of record at the close of business on March 21, 2006, are entitled to notice of the meeting and an opportunity to vote.

It is hoped that you will be present at the meeting to vote in person. However, if you are unable to attend the meeting and vote in person, please submit a proxy as soon as possible so that your shares can be voted at the meeting in accordance with your instructions. You may submit your proxy (1) over the Internet, (2) by telephone, or (3) by mail. For specific instructions, please refer to the questions and answers commencing on page 2 of the proxy statement and the instructions on the proxy card.

Mark R Arnesen

Secretary

Santa Ana, California

April 6, 2006

PROXY STATEMENT

Solicitation of Proxies by the Board of Directors

Our board of directors is soliciting proxies from holders of our common shares for use at the annual meeting of our shareholders to be held on May 18, 2006, at 2:00 p.m., Pacific Time. The meeting will be held at the executive offices of The First American Corporation, located at 1 First American Way, Santa Ana, California 92707. We have included a map and directions to our executive offices on the inside back cover of the proxy statement for your convenience.

The approximate date on which this proxy statement and the enclosed proxy card, notice of annual meeting, chairman’s letter and 2005 annual report will be first mailed to our shareholders is April 12, 2006.

The remainder of this proxy statement has been divided into three sections. You should read all three sections.

I.	Questions and answers: This section provides answers to a number of frequently asked questions.

II.	Proposals to be voted on: This section provides information relating to the proposals to be voted on at the shareholders’ meeting.

III.	Required information: This section contains information that is required by law to be included in this proxy statement and which has not been included in Sections I or II.

I.    QUESTIONS AND ANSWERS

Why have I been sent these proxy materials?

Our board of directors has sent you this proxy statement and the accompanying proxy card to ask for your vote, as a shareholder of First American, on certain matters that will be voted on at the annual meeting.

What matters will be voted on at the meeting?

•	the election of 14 individuals to serve as directors of our company for the next year;

•	the approval of our company’s 2006 Incentive Compensation Plan; and

•	any other business properly raised at the meeting.

At the time this proxy statement was printed, our board of directors did not know of any other matters to be voted on at the annual meeting.

Who may attend the annual meeting?

All shareholders of First American.

Who is entitled to vote?

Shareholders of record as of the close of business on March 21, 2006, the record date, or those with a valid proxy from a bank, brokerage firm or similar organization that held our shares on the record date.

Who is a shareholder of record?

A shareholder of record is a person or entity whose name appears as an owner of one or more shares of our common stock on the records of our transfer agent as of its close of business on the record date.

How many shares are entitled to vote at the meeting?

As of the record date 96,638,030 of our common shares, par value $1.00 per share, were issued, outstanding and entitled to vote at the meeting.

How many votes do I have?

Each common share is entitled to one vote. However, if cumulative voting applies for the election of directors, you will be entitled to cast more than one vote for each nominee.

How many votes are needed to elect each director?

Those candidates receiving the highest number of affirmative votes, up to the number of directors to be elected, will be elected directors.

What does it mean to cumulate a vote?

In elections for directors, California law provides that a shareholder, or his or her proxy, may cumulate votes. That is, each shareholder has a number of votes equal to the number of shares owned, multiplied by 14 (the number of directors to be elected), and the shareholder may cumulate such votes for a single candidate, or distribute such votes among as many candidates as he or she deems appropriate. However, a shareholder may cumulate votes only for a candidate or candidates whose names have been properly placed in nomination prior to the voting, and only if the shareholder has given notice at the meeting, prior to the voting, of his or her intention to cumulate votes for the candidates in nomination. Unless you give different instructions, your proxy gives discretionary authority to the appointees to vote your shares cumulatively. Cumulative voting does not apply to any proposal other than the election of directors.

Who are the board nominees?

The 14 nominees are:

George L. Argyros	James L. Doti	Frank E. O’Bryan	Virginia M. Ueberroth
Gary J. Beban	Lewis W. Douglas, Jr.	Roslyn B. Payne	Mary Lee Widener
J. David Chatham	D. P. Kennedy	D. Van Skilling
Hon. William G. Davis	Parker S. Kennedy	Herbert B. Tasker

All of the nominees, except Ms. Widener, are currently board members. See pages 7 through 9 for biographical information regarding the nominees.

What is the company’s 2006 Incentive Compensation Plan?

The plan is an equity-based compensation plan intended to promote the long-term success of our company and increase shareholder value by attracting, motivating, and retaining non-employee directors, officers and employees of the company and its subsidiaries and affiliates. To achieve this purpose, the 2006 Incentive Compensation Plan allows the flexibility to grant or award stock options, stock appreciation rights (“SARs”), restricted stock awards, restricted stock units, performance unit awards, performance share awards, and other stock-based awards to eligible persons. The principal features of this plan are summarized below in Item 2 of Section II of this proxy statement and the full text of the plan is set forth in Appendix “A” to this proxy statement. If the 2006 Incentive Compensation Plan is approved by the shareholders, no additional grants or awards will be made under our company’s existing stock option or stock bonus plans in the future, but the awards outstanding under those plans will remain in effect in accordance with their terms.

How many votes are needed to approve the 2006 Incentive Compensation Plan?

Approval of the 2006 Incentive Compensation Plan requires the affirmative vote of a majority of the votes cast in person or represented by proxy at the Annual Meeting. Shares held by brokers who do not have discretionary authority to vote on this proposal and who have not received voting instructions from the beneficial owners are not counted or deemed to be present or represented for the purpose of determining whether this proposal has been approved. Abstentions are treated as shares present or represented and are counted in the tabulations of the votes on this proposal. Abstentions have the same effect as voting against this proposal.

How do I vote?

You can vote on matters that properly come before the meeting in one of four ways:

You may vote by mail.

You do this by signing and dating the proxy card and mailing it in the enclosed, prepaid and addressed envelope within the required time. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct.

You may vote by telephone.

You do this by following the instructions accompanying the proxy card. If you vote your proxy by telephone, you do not have to mail in your proxy card. Some shareholders may not be able to vote their proxy by telephone.

You may vote on the Internet.

You do this by following the instructions accompanying the proxy card. If you vote your proxy on the Internet, you do not have to mail in your proxy card. Some shareholders may not be able to vote their proxy on the Internet.

You may vote in person at the meeting.

You can vote in person at the meeting. However, if you hold your shares in street name (in the name of a bank, broker or some other nominee), you must request and receive a legal proxy from the record owner prior to the meeting in order to vote at the meeting.

What happens if I sign and return my proxy card, but don’t mark my votes?

D. P. Kennedy, Parker S. Kennedy or Kenneth D. DeGiorgio, our chairman emeritus, chairman of the board and general counsel, respectively, will vote your shares in their discretion as proxies.

Can I revoke my proxy?

You have the power to revoke your proxy at any time before the polls close at the meeting. You may do this by:

•	signing and returning another proxy with a later date;

•	submitting written notice of your revocation to our secretary at our mailing address on the cover page of this proxy statement;

•	voting your proxy by telephone or on the Internet (only your latest proxy is counted); or

•	voting in person at the meeting.

What happens if my shares are held under the name of a brokerage firm?

If your shares are held in street name, your brokerage firm, under certain circumstances, may vote your shares. Brokerage firms have authority under New York Stock Exchange rules to vote customers’ unvoted shares on certain “routine” matters, including the election of directors. If you do not vote your proxy, your brokerage firm may either:

•	vote your shares on routine matters; or

•	leave your shares unvoted.

We encourage you to provide instructions to your brokerage firm by voting your proxy. This ensures that your shares will be voted at the meeting. You may have granted to your stockbroker discretionary voting authority over your account. Your stockbroker may be able to vote your shares depending on the terms of the agreement you have with your stockbroker. Under the New York Stock Exchange rules, your brokerage firm is not permitted to vote your shares on the proposal to approve our company’s 2006 Incentive Compensation Plan in the absence of specific voting instructions from you.

Who will count the votes?

An employee of First American will serve as the inspector of elections and count the votes.

What does it mean if I get more than one proxy card?

It means that you have multiple accounts at the transfer agent and/or with stockbrokers. Please sign and return all proxy cards to ensure that all your shares are voted.

What constitutes a “quorum?”

A “quorum” refers to the number of shares that must be represented at a meeting in order to lawfully conduct business. A majority of the outstanding common shares entitled to vote at the annual meeting, present in person or represented by proxy, will constitute a quorum at the meeting. Abstentions and broker nonvotes will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business, but will not otherwise affect proposals voted upon. Without a quorum, no business may be transacted at the annual meeting. However, whether or not a quorum exists, a majority of the voting power of those present at the annual meeting may adjourn the annual meeting to another date, time and place.

What is a “broker nonvote” and how is it treated?

A “broker nonvote” occurs with respect to a proposal to be voted on if a broker or other nominee does not have the discretionary authority to vote shares and has not received voting instructions from the beneficial owners with respect to such proposal. Broker nonvotes are treated as present for purposes of establishing the presence or absence of a quorum, but will not otherwise affect the outcome of the votes on proposals acted upon at the meeting.

What percentage of stock do the directors and executive officers own?

Together, they owned approximately 6.2% of our common shares as of the record date. See pages 18 through 20 for more details.

When are shareholder proposals for our next annual meeting due in order to be included in the proxy statement?

We will consider proposals submitted by shareholders for inclusion in the proxy statement for the annual meeting to be held in 2006 if they are received no later than December 13, 2006. See pages 36 and 37 for more details.

Who is paying the cost of preparing, assembling and mailing the notice of the annual meeting of shareholders, proxy statement and form of proxy, and the solicitation of the proxies?

First American. We will also pay brokers and other nominees for the reasonable expenses of forwarding solicitation materials to their customers who own our common shares.

Who may solicit proxies?

In addition to this proxy statement, our directors, officers and other regular employees may solicit proxies. None of them will receive any additional compensation for such solicitation. Morrow & Company, Inc., 470 West Avenue, Stamford, Connecticut 06902, has been engaged by the company to solicit proxies at an estimated cost of $7,500 plus reimbursement of reasonable expenses.

How will solicitors contact me?

People soliciting proxies may contact you in person, by mail, by telephone, by e-mail or by facsimile.

Does the board of directors have any recommendations with respect to the listed proposals?

The board of directors recommends that you vote “FOR” the slate of director candidates proposed in this proxy statement and “FOR” the approval of the proposed 2006 Incentive Compensation Plan.

Who are the largest principal shareholders outside of management?

The following table lists as of the record date the persons or groups of shareholders who are known to us to be the beneficial owners of 5% or more of our common shares. The information regarding beneficial owners of 5% or more of our common shares was gathered by us from the filings made by such owners with the SEC and/or from informal sources. Shares that may be acquired within 60 days are treated as outstanding for purposes of determining the amount and percentage beneficially owned. This table does not include shares beneficially owned by our directors and officers and entities controlled by them. See the table headed “Security Ownership of Management” on pages 18 through 20 for that information.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Fidelity Management Trust Company	10,955,132	(1)	11.3%

(1)	The shares set forth in the table are held by Fidelity Management Trust Company as trustee pursuant to The First American Corporation 401(k) Savings Plan. The governing documents require the trustee to vote the shares as directed by the employees for whose benefit the shares are held. The transfer agent will tabulate the voting directions of all participants who wish to provide such directions to Fidelity. Neither the transfer agent nor Fidelity will provide the individual or aggregate participant voting directions to The First American Corporation, unless otherwise required by law. Shares for which no direction is received by the trustee from the participants are voted in the same proportions as are the shares for which directions are received. The investment options available to participants in the plan include a “Company Stock Fund,” which invests in our Common shares. In addition, effective December 1, 2001, our Employee Profit Sharing and Stock Ownership Plan, which included individual accounts to which shares of our company acquired by the former trustees of that plan had been allocated (the “ESOP”), was merged into our 401(k) Savings Plan and the shares of our company held in the former plan became held by Fidelity as trustee of the merged plans. Thus, the 401(k) Savings Plan now includes ESOP accounts as well as accounts in the above-mentioned Company Stock Fund. The combined shareholdings in these two funds is what is shown in the table. The employees have the power to direct the trustee to dispose of the shares held for their benefit in the Company Stock Fund. However, the employees do not currently have the power to direct the trustee to dispose of shares held for their benefit in the ESOP accounts. Such ESOP shares constitute 3,590,407 of those shown in the table. The trustee’s address is 82 Devonshire Street, Boston, Massachusetts 02109.

II. PROPOSALS

Item 1. Election of Directors

Our bylaws require that directors be elected annually and that the number of directors be not less than 9 nor more than 17. The bylaws currently fix the number of directors at 14. The 14 persons named below are nominated for election as directors to serve until the next annual meeting or as soon thereafter as their successors are duly elected and qualified.

Votes by the company’s proxy holders will be cast in such a way as to effect the election of all nominees listed below or as many as possible under the rules of cumulative voting. Unless otherwise specified by you in your proxy card, the proxies solicited by our board will be voted “FOR” the election of these nominees. If any nominee should become unable or unwilling to serve as a director, the proxies will be voted for such substitute nominee(s) as shall be designated by the board. The board presently has no knowledge that any of the nominees will be unable or unwilling to serve.

The following list provides information with respect to each person nominated and recommended to be elected by the current board. See the section entitled “Security Ownership of Management,” which begins on page 18, for information pertaining to stock ownership of the nominees. Except for D. P. Kennedy, who is Parker S. Kennedy’s father, there are no family relationships among any of the nominees for director or any of the executive officers of the company. Pursuant to a contract, our company is required to recommend one nominee of Experian Information Solutions, Inc., to our nominating committee as a candidate for election to our board, as long as Experian owns at least 10% of the membership interests in our second tier subsidiary, First American Real Estate Solutions LLC, which owns many of our real estate information businesses. Currently, our company owns 80% of the membership interests in this subsidiary and Experian owns the remaining 20%. Director D. Van Skilling, information about whom is presented in the following table, has been serving as Experian’s nominee. There are no other arrangements or understandings between any nominee and any other person pursuant to which any nominee was or is to be selected as a director. All of the nominees, except Mary Lee Widener, currently are directors of our company. Paul B. Fay, Jr., an incumbent director, is retiring effective May 18, 2006, at the expiration of his current term in office. Mr. Fay’s retirement concludes 39 years of valued service on our board. In searching for a new director, our nomination and corporate governance committee, which is composed entirely of independent directors, engaged a third-party search firm to assist in identifying potential nominees. This firm recommended several candidates, including Ms. Widener, to be considered for possible nomination. Ms. Widener previously was known to one of our nonmanagement directors and one executive officer of a subsidiary of our company who suggested that the search firm consider her for possible inclusion among the search firm’s recommended potential candidates for nomination to our board. Our chief executive officer recommended that Ms. Widener be considered by the committee for such nomination following his interview of her and consideration of her background. Subsequently, Ms. Widener was approved by the committee and our independent board members for inclusion among the persons nominated for election to our board at this year’s annual meeting of shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING NOMINEES:

Name	Age	Principal Occupation(s) Since 2001 (arranged by title, company & industry)	Director Since		Directorships Held in Other Public Companies(1)

Hon. George L. Argyros	69	Chairman and Chief Executive Officer Arnel & Affiliates diversified investment company	2005	(2)	DST Systems, Inc.

Gary J. Beban	59	Senior Executive Managing Director CB Richard Ellis, Inc. commercial real estate services	1996		None

J. David Chatham	55	President and Chief Executive Officer Chatham Holdings Corporation real estate development and associated industries	1989		First Advantage Corporation

Name	Age	Principal Occupation(s) Since 2001 (arranged by title, company & industry)	Director Since		Directorships Held in Other Public Companies(1)

Hon. William G. Davis(3)	76	Counsel Torys LLP legal services	1992		None

James L. Doti	59	President and Donald Bren Distinguished Chair of Business and Economics Chapman University education	1993		Fleetwood Enterprises, Inc., and Standard Pacific Corp.

Lewis W. Douglas, Jr.	81	Chairman Stanley Energy, Inc. oil exploration	1971	(4)	None

D. P. Kennedy	87	Chairman Emeritus Chairman of the Board (1993-2003) The First American Corporation business information and related products and services	1956		None

Parker S. Kennedy	58	Chairman of the Board and Chief Executive Officer (2003 to present) President (1993-2004) The First American Corporation business information and related products and services Chairman of the Board (1999 to present) President (1989-1999) First American Title Insurance Company, a subsidiary of our company title insurance and services	1987		First Advantage Corporation

Frank E. O’Bryan	72	Private Investor (2004 to present) Chairman of the Board (1997-2003) WMC Mortgage Corporation mortgage lending	1994		Standard Pacific Corp. and Ares Capital Corporation

Roslyn B. Payne	59	President Jackson Street Partners, Ltd. real estate venture capital and investments	1988		None

D. Van Skilling	72	Private Investor (1999 to present) Chairman and Chief Executive Officer (1996-1999) Experian Information Solutions, Inc. information services and solutions for direct marketing and credit industries	1998		First Advantage Corporation, Lamson & Sessions Co., McData Corporation and ONVIA, Inc.

Herbert B. Tasker	69	Chairman and Chief Executive Officer (2005 to Present) Mason McDuffie Mortgage Corporation mortgage banking Mortgage Industry Consultant (2004 - 2005) Vice Chairman and Managing Director (1999-2004) Centre Capital Group, Inc. mortgage conduit	2002		None

Name	Age	Principal Occupation(s) Since 2001 (arranged by title, company & industry)	Director Since	Directorships Held in Other Public Companies(1)

Virginia M. Ueberroth	66	Chairman Ueberroth Family Foundation philanthropy	1988	None

Mary Lee Widener	67	President and Chief Executive Officer (1974 to Present) Neighborhood Housing Services of America, Inc. nonprofit housing agency	N/A	The PMI Group, Inc.

(1)	For these purposes, “Public Company” refers to a company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940.

(2)	Mr. Argyros was a director of our company from 1988 to 2001 and was the United States Ambassador to Spain and Andorra from 2001 to 2004.

(3)	Mr. Davis was the Premier of the Province of Ontario (Canada) from 1971 to 1985.

(4)	Mr. Douglas also was a director of our company from 1961 to 1967.

Item 2. Approval of The First American Corporation

2006 Incentive Compensation Plan

During the past several years, our company has been providing stock-based compensation to employees under The First American Corporation 1996 Stock Option Plan (the “1996 Plan”) and to non-employee directors under The First American Corporation 1997 Directors’ Stock Plan (the “1997 Plan”). The 1996 Plan provides that up to 14,625,000 of our common shares could be made subject to the options awarded under that plan. Although the 1996 Plan expired on February 21, 2006, options granted prior to that date will continue in effect until they expire in accordance with the terms under which they were granted. As of that date, approximately 5,895,507 shares of common stock remained subject to such outstanding options under the 1996 Plan. The 1997 Plan authorizes issuance of up to 1,800,000 of our common shares pursuant to (i) options granted by the compensation committee of our board of directors to our non-employee directors and (ii) annual elections by those of our non-employee directors who elect to receive shares in lieu of cash compensation that would otherwise be payable for their services as directors. As of March 21, 2006, there were approximately 1,492,000 shares of common stock remaining available for future grants under the 1997 Plan. As of that date, there were approximately 5,853,206 shares of common stock subject to options outstanding under the 1996 Plan and 205,750 shares of common stock subject to outstanding options under the 1997 Plan. No types of awards other than options are outstanding under the 1996 Plan or the 1997 Plan.

In addition to the two stock option plans described above, in May 2001, in connection with our purchase of Credit Management Solutions, Inc., which is now named First American Credit Management Solutions, Inc. (“CMSI”), our company adjusted the CMSI stock options that were then outstanding under the CMSI stock option plan so as to substitute shares of common stock of our company for the shares of CMSI that were issuable upon exercise of those options. As of March 21, 2006, 141,006 shares of common stock of our company were issuable pursuant to exercise of the remaining outstanding adjusted CMSI options.

Our board of directors believes that the 1996 Plan and the 1997 Plan have contributed significantly to the success of our company by enabling it to attract and retain the services of employees, including executive officers, and directors of outstanding ability. Because the success of our company is largely dependent upon the judgment, interest and special efforts of these employees and directors, the company wants to continue to provide stock-based incentive awards to recruit, motivate and retain these individuals. Accordingly, on February 23, 2006, our board of directors adopted, subject to shareholder approval, The First American Corporation 2006 Incentive Compensation Plan (the “2006 Plan”).

The 2006 Plan is intended to promote the long-term success of our company and increase shareholder value by attracting, motivating, and retaining non-employee directors, officers and employees of the company and its subsidiaries and affiliates. To achieve this purpose, the 2006 Plan allows the flexibility to grant or award stock options, stock appreciation rights (“SARs”), restricted stock awards, restricted stock units, performance unit awards, performance share awards, and other stock-based awards to eligible persons.

The 2006 Plan would allow the company to grant these stock-based incentive awards to employees and non-employee directors covering a total of up to 4,700,000 shares of the company’s common stock. No awards have been made under the 2006 Plan. If the 2006 Plan is approved by the shareholders, no additional grants or awards will be made under the 1996 Plan or the 1997 Plan in the future, but the awards outstanding under the 1996 Plan and the 1997 Plan and the adjusted CMSI options will remain in effect in accordance with their terms.

Approval of the 2006 Plan requires the affirmative vote of a majority of the votes cast in person or represented by proxy at the Annual Meeting. Shares held by brokers who do not have discretionary authority to vote on this proposal and who have not received voting instructions from the beneficial owners are not counted or deemed to be present or represented for the purpose of determining whether this proposal has been approved. Abstentions are treated as shares present or represented and are counted in the tabulations of the votes cast on this proposal. Abstentions have the same effect as voting against this proposal.

The principal features of the 2006 Plan are summarized in this proxy statement. Shareholders should read the 2006 Plan for a full statement of its legal terms and conditions. Appendix “A” to this proxy statement contains the full text of the 2006 Plan as proposed to be approved by the shareholders.

Administration. The Compensation Committee will have discretionary authority to operate, manage and administer the 2006 Plan in accordance with its terms. The Compensation Committee will determine the non-employee directors and employees who will be granted awards under the 2006 Plan, the size and types of awards, the terms and conditions of awards and the form and content of the award agreements representing awards. The Compensation Committee will be authorized to establish, administer and waive terms, conditions and performance goals of outstanding awards and to accelerate the vesting or exercisability of awards, in each case, subject to limitations contained in the 2006 Plan. The Compensation Committee will interpret the 2006 Plan and award agreements and will have authority to correct any defects, supply any omissions and reconcile any inconsistencies in the 2006 Plan and/or any award agreements. The Compensation Committee’s decisions and actions concerning the 2006 Plan will be final and conclusive. However, any action or determination specifically affecting or relating to any type of award granted to a non-employee director must be taken, or approved or ratified, by our board of directors. Within the limitations of the 2006 Plan and applicable law, the Compensation Committee may delegate its responsibilities under the 2006 Plan to persons selected by it, and the board of directors will be permitted to exercise all of the Compensation Committee’s powers under the 2006 Plan.

The Compensation Committee is comprised of members of our board of directors, each of whom is selected by the board of directors and will satisfy independence criteria established by the board of directors and additional regulatory requirements, including the listing standards of the New York Stock Exchange. Currently, our Compensation Committee comprises six members, Messrs. Gary J. Beban, J. David Chatham, William G. Davis, James L. Doti, Lewis W. Douglas, Jr., and Paul B. Fay, Jr., each of whom is a director, but not an employee, of our company.

Shares Subject to the 2006 Plan. A maximum of 4,700,000 shares of our company’s common stock would be available for delivery under the 2006 Plan, subject to adjustment for certain changes in our company’s capital structure (described below under “Changes in Capital”). The shares of common stock that may be issued under the 2006 Plan will be authorized and unissued shares (which will not be subject to preemptive rights), or previously issued shares that have been reacquired by our company or its subsidiaries. Any shares subject to an award or portion of an award that is forfeited, terminated or settled for cash or otherwise expires will be available for future awards under the 2006 Plan. However, when a SAR is exercised, the full number of shares covered by the exercised portion of the SAR will be deducted from the total number of shares available for delivery under the 2006 Plan, without regard to whether that SAR is settled in cash or shares. If our company or a subsidiary acquires or combines with another company, any awards that may be granted under the 2006 Plan in substitution or exchange for outstanding stock options or other awards of that other company will not reduce the shares available for issuance under the 2006 Plan, but the shares available for incentive stock options granted under the 2006 Plan will be limited to the maximum number of shares available for delivery under the 2006 Plan stated above.

Participation. The Compensation Committee may grant awards under the 2006 Plan to employees of our company and its eligible subsidiaries and affiliates as well as non-employee directors of our company. However, (a) only employees of our company and its subsidiaries will be eligible to receive “incentive stock options” under the 2006 Plan, and (b) non-employee directors will not be eligible to receive SARs, performance units or performance shares under the 2006 Plan.

No awards will be granted under the 2006 Plan unless the 2006 Plan is approved by the shareholders. Because it will be within the Compensation Committee’s discretion to determine which employees and directors will receive awards under the 2006 Plan and the types and amounts of those awards, it is not possible at present to specify the benefits that would be received under the 2006 Plan by directors, executive officers and other employees, or the number of such persons to whom awards would be granted, if the 2006 Plan is approved by the shareholders. In addition, the benefits or amounts that would have been received by, or allocated to, those persons for the last completed fiscal year if the 2006 Plan had been in effect cannot be determined. As of December 31, 2005, there were approximately 36,000 employees and 12 non-employee directors who would be eligible to receive awards under the 2006 Plan.

Types of awards. The 2006 Plan allows the Compensation Committee the flexibility to grant several types of awards, which are more fully described below.

Stock Options. A stock option is the right to purchase a specified number of shares of common stock in the future at a specified exercise price and subject to the other terms and conditions specified in the option agreement and the 2006 Plan. Stock options granted under the 2006 Plan will be either “incentive stock options,” which may be eligible for special tax treatment under the Internal Revenue Code of 1986, or options other than incentive stock options (referred to as “nonqualified stock options”), as determined by the Compensation Committee and stated in the option agreement. The number of shares covered by each option will be determined by the Compensation Committee, but no participant may be granted in one fiscal year options for more than 500,000 shares of common stock. The exercise price of each option is set by the Compensation Committee but cannot be less than 100% of the fair market value of the Company’s common stock at the time of grant (or, in the case of an incentive stock option granted to a 10% or more shareholder of the Company, 110% of that fair market value). Options granted under the 2006 Plan in substitution or exchange for options or awards of another company involved in a corporate transaction with our company or a subsidiary will have an exercise price that is intended to preserve the economic value of the award that is replaced. The fair market value of the common stock is generally determined as the last sale price of the common stock on the New York Stock Exchange on the option grant date. On March 21, 2006, the fair market value of a share of our company’s common stock was $39.68. The exercise price of any stock options granted under the 2006 Plan may be paid in cash, shares of our company’s common stock already owned by the option holder or any other method that may be approved by the Compensation Committee, such as a cashless broker-assisted exercise that complies with law.

Options will become exercisable and expire at the times and on the terms established by the Compensation Committee. An option cannot be exercised later than the tenth anniversary of the grant date; however, if the exercise of an option on its scheduled expiration date would violate law, the option may be extended until its exercise would not violate law. Options generally terminate when the holder’s employment or service with our company and its affiliates terminates. However, an option may be exercised for up to one year following the holder’s termination in specified circumstances, unless the option agreement permits exercise of the option following such termination to any greater or lesser extent.

Stock Appreciation Rights. Stock appreciation rights (“SARs”) may be granted under the 2006 Plan alone or together with specific stock options granted under the 2006 Plan. SARs are awards that, upon their exercise, give a participant the right to receive from our company an amount equal to (1) the number of shares for which the SAR is exercised, multiplied by (2) the excess of the fair market value of a share of the common stock on the exercise date over the grant price of the SAR. The grant price of a SAR cannot be less than 100% of the fair market value of the common stock on the grant date of such SAR. A SAR may be settled in cash, shares or a combination of cash and shares, as determined by the Compensation Committee. SARs will become exercisable and expire at the times and on the terms established by the Compensation Committee, subject to the same maximum time limits as are applicable to options granted under the 2006 Plan. However, a SAR granted with an option will be exercisable and terminate when the related option is exercisable and terminates. Such an option will no longer be exercisable to the extent that the holder exercises the related SAR. Likewise, a SAR will not be exercisable to the extent that the related option is exercised. The number of shares covered by each SAR will be determined by the Compensation Committee, but no participant may be granted in one fiscal year SARs for more than 500,000 shares of common stock.

Restricted Stock and Restricted Stock Units. Restricted stock awards are shares of common stock that are awarded to a participant subject to the satisfaction of the terms and conditions established by the Compensation Committee. Restricted stock units are denominated in units of shares of common stock, except that no shares are actually issued to the participant on the grant date. When a restricted stock unit award vests, the participant is entitled to receive shares of common stock, a cash payment based on the value of shares of common stock or a combination of shares and cash. Vesting may be based on continued employment or service and/or satisfaction of performance goals or other conditions established by the Compensation Committee. Until such time as these restrictions lapse, shares of restricted stock are subject to forfeiture and may not be sold, assigned, pledged or otherwise disposed of by the participant who holds those shares. A recipient of restricted stock will have the rights of a shareholder during the restriction period, including the right to receive any dividends, which may be subject to the same restrictions as the restricted stock, unless the Compensation Committee provides otherwise in the grant. A recipient of restricted stock units will have none of the rights of a shareholder unless and until shares are actually delivered to the participant. The number of shares of restricted stock and/or restricted stock units granted to a participant will be determined by the Compensation Committee, but no participant may be granted in one fiscal year more than 250,000 shares subject to awards of restricted stock or restricted stock units. Upon termination of employment or a period of service, or failure to satisfy other vesting conditions, a participant’s unvested shares of restricted stock and unvested restricted stock units are forfeited unless the participant’s award agreement, or the Compensation Committee, provides otherwise.

Performance Units and Performance Shares. Performance units and performance shares granted to a participant are amounts credited to a bookkeeping account established for the participant. A performance unit has an initial value that is established by the Compensation Committee at the time of its grant. A performance share has an initial value equal to the fair market value of a share of the common stock on the date of grant. The number of performance units and performance shares granted to a participant will be determined by the Compensation Committee; however, no participant may be granted in one fiscal year performance units or performance shares with respect to more than 250,000 shares. Whether a performance unit or performance share actually will result in a payment to a participant will depend upon the extent to which performance goals or other conditions established by the Compensation Committee are satisfied. After a performance unit or performance share has vested, the participant will be entitled to receive a payout of cash, shares of common stock or a combination thereof, as determined by the Compensation Committee. A participant’s award agreement describes the effect of a termination of employment on the participant’s performance units or performance shares.

Other Stock-based Awards. The Compensation Committee may grant to participants other stock-based awards under the 2006 Plan, which are valued in whole or in part by reference to, or otherwise based on, shares of common stock. The form of any other stock-based awards will be determined by the Compensation Committee, and may include a grant or sale of unrestricted shares of common stock. Other stock-based awards may be paid in shares of common stock or cash, according to the award agreement. The terms and conditions, including vesting conditions, will be established by the Compensation Committee when the award is made. The number of shares of common stock related to another stock based award will be determined by the Compensation Committee; however no participant may be granted in one fiscal year such other stock-based awards for more than 250,000 shares of common stock or cash amounts based on the value of such number of shares. The Compensation Committee will determine the effect of a termination of employment or service on a participant’s other stock-based awards.

Dividend Equivalents. The Compensation Committee may provide for the payment of dividend equivalents with respect to shares of common stock subject to an award, such as restricted stock units, that have not actually been issued under that award.

Performance-Based Awards. Restricted stock awards, restricted stock units, performance units, performance shares and other stock-based awards subject to performance conditions may be structured to qualify as performance-based compensation that is exempt from the deduction limitations of section 162(m) of the Internal Revenue Code, as described under “Certain Federal Income Tax Consequences” below. Awards intended to satisfy this exemption must be conditioned on the achievement of objectively determinable performance goals based on one or more of the performance measures listed below, determined in relation to our company or its affiliates or any business unit of either or in comparison to a designated group of other companies or index:

• Earnings per share	• Net earnings or net income (before or after taxes)

• Net sales or revenue	• Net operating profit

• Return measures (such as return on assets, capital, invested capital, equity, sales or revenue)	• Cash flow (such as operating cash flow, free cash flow, cash flow return on equity and cash flow return on investment)

• Earnings before or after interest, taxes, depreciation and/or amortization	• Gross or operating margins

• Productivity ratios	• Revenue growth

• Expenses	• Margins

• Operating efficiency	• Customer satisfaction

• Working capital	• Market share

• Share price (including growth measures, market capitalization, total shareholder return and return relative to market indices)	• Economic value added or EVA (net operating profit after tax minus capital multiplied by the cost of capital)

The Compensation Committee will determine whether the performance goals that have been chosen for a particular performance-based award have been met. The Compensation Committee may in its discretion adjust downwards but not upwards amounts payable or benefits granted, issued, retained or vested under a performance-based award described above. The Compensation Committee may not waive the achievement of performance goals applicable to these awards, except in the case of the participant’s death, disability or involuntary termination of employment without cause or a change in control of the Company. The Compensation Committee’s evaluation of the achievement of performance goals may include or exclude any of the following events that occur during a performance period: (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) changes in laws or accounting rules; (d) reorganizations, restructurings, acquisitions or divestitures; (e) extraordinary, unusual and/or nonrecurring gains or losses and (f) foreign exchange gains and losses.

Transferability of Awards. Options, SARs, unvested restricted stock and other awards under the 2006 Plan generally may not be sold or otherwise transferred except by will or the laws of descent and distribution or to the designated beneficiary of a deceased participant. The Compensation Committee may permit awards other than incentive stock options and any related SARs to be transferred for no consideration.

Change of Control. Immediately prior to a change of control of our company (as defined in the 2006 Plan), but subject to any contrary law or rule or provision of an award agreement that is in effect under 2006 Plan prior to the change of control: (a) all outstanding options, SARs and other stock-based awards will become fully exercisable and those options and SARs will remain exercisable until at least the first anniversary of any termination of the holder’s employment or service within one year after the change of control, subject to any earlier expiration date of those options or SARs; (b) all restrictions applicable to outstanding restricted stock awards and other stock-based awards will lapse; (c) all outstanding awards will become fully vested and (d) any outstanding awards otherwise payable on a deferred basis will be paid or distributed. All outstanding performance-based awards will be deemed to have been fully earned at the target level or any higher level of actual performance for the entire performance period prior to the effective date of the change of control, and any such awards denominated in shares will be paid out not later than five days prior to the change of control.

In the event of a change of control, the Compensation Committee may, in its discretion, substitute for shares subject to options or awards outstanding under the 2006 Plan shares or other securities of the surviving or successor corporation, or another corporate party to the change of control transaction, with approximately the same value, or cash out outstanding options or awards based on the highest value of the consideration received for our company’s common stock in that transaction, or the highest fair market value of our company’s common stock during the 30 business days immediately prior to the closing or expiration date of the change of control transaction, reduced by the exercise price or grant price of the award, if applicable. The Compensation Committee may also provide that any options or other awards cannot be exercised after or will be terminated after a change of control transaction. However, depending on the nature of the change of control transaction, payment of certain awards may be delayed to comply with section 409A of the Internal Revenue Code.

Changes in Capital. In the event of any corporate event or transaction, such as a stock dividend, stock split, recapitalization, reorganization, merger or consolidation or spin-off, in order to prevent dilution or enlargement of participants’ rights under the 2006 Plan, the Compensation Committee, in its discretion, will substitute or adjust the number, class and kind of securities that can be delivered under the 2006 Plan and outstanding awards, the 2006 Plan’s limits on the number of shares that can be subject to awards granted to a single participant during a single fiscal year, and the price, as applicable, of securities subject to awards outstanding under the 2006 Plan.

Amendment and Termination. The board of directors may amend, alter, suspend or terminate the 2006 Plan. However, the Board of Directors will be required to obtain approval of the shareholders, if such approval is required by any applicable law or rule, of any amendment of the 2006 Plan that would: (a) increase the maximum number of shares of our company’s common stock that may be sold or awarded under the 2006 Plan, or that may be subject to awards granted to a single participant during a single fiscal year, except in the event of certain changes in capital of the company (as described above under “Changes in Capital”); (b) decrease the minimum option exercise price or SAR grant price required by the 2006 Plan, except in the event of certain changes in capital of the company (as described above under “Changes in Capital”); (c) change the class of persons eligible to receive awards under the 2006 Plan; (d) change the performance measures applicable to awards intended to qualify as performance-based compensation under Internal Revenue Code section 162(m); (e) extend the duration of the 2006 Plan or the exercise period of any options or SARs granted under the 2006 Plan; or (f) otherwise require shareholder approval to comply with applicable laws or rules.

The Compensation Committee may amend outstanding awards. However, no amendment or termination of the 2006 Plan or amendment of outstanding awards may materially impair the previously accrued rights of a participant under any outstanding award without his or her written consent, unless the board of directors or the Compensation Committee determines that the amendment is necessary or advisable to comply with laws, regulations, rules or accounting standards. Additionally, the provisions of the 2006 Plan described above under “Change of Control” may not be amended, terminated or modified on or after the date of a Change of Control to materially impair any participant’s outstanding award without that participant’s written consent. The board of directors or the Compensation Committee may appropriately adjust awards under the 2006 Plan in recognition of unusual or nonrecurring events affecting the company or its financial statements or changes in laws, regulations or accounting principles.

The 2006 Plan prohibits the company from reducing the exercise price or grant price of an outstanding stock option or SAR or replacing an outstanding stock option or SAR that has an exercise price or grant price above the value of the common stock with a new option or SAR that has a lower exercise price or grant price, or with any other type of new award, without first obtaining shareholder approval, other than as described under “Changes in Capital” above.

Duration of the 2006 Plan. If the 2006 Plan is approved by our shareholders, the 2006 Plan will become effective as of the date of the Annual Meeting and will continue in effect until all shares of the common stock available under the 2006 Plan are delivered and all restrictions on those shares have lapsed, unless the 2006 Plan is terminated earlier by the Board of Directors. No awards may be granted under the 2006 Plan on or after May 18, 2016.

Non-United States Participants. The Compensation Committee may authorize appropriate procedures and subplans and grant awards or substitutes for awards to permit eligible individuals who are employed outside the United States to participate in the 2006 Plan or to otherwise conform to the laws or practices of non-U.S. jurisdictions.

Tax Withholding Obligations. The 2006 Plan authorizes our company and its affiliates to withhold all applicable taxes from any award or payment under the 2006 Plan and to take other actions necessary or appropriate to satisfy those tax obligations.

Certain Federal Income Tax Consequences. The following is a brief summary of certain significant United States Federal income tax consequences, under the Internal Revenue Code, as in effect on the date of this summary, applicable to our company and participants in connection with awards under the 2006 Plan. This summary assumes that all awards will be exempt from, or comply with, the rules under section 409A of the Internal Revenue Code regarding nonqualified deferred compensation. If an award constitutes nonqualified deferred compensation and fails to comply with Internal Revenue Code section 409A, the award will be subject to immediate taxation and tax penalties in the year the award vests. This summary is not intended to be exhaustive, and, among other things, does not describe state, local or non-United States tax consequences, or the effect of gift, estate or inheritance taxes. References to “the Company” in this summary of tax consequences mean The First American Corporation, or any subsidiary or affiliate of The First American Corporation that employs or receives the services of a recipient of an award under the 2006 Plan, as the case may be.

The grant of options under the 2006 Plan will not result in taxable income to the recipient of the option or an income tax deduction for the Company. However, the transfer of common stock to an option holder upon exercise of his or her option may or may not give rise to taxable income to the option holder and a tax deduction for the Company depending upon whether such option is a nonqualified stock option or an incentive stock option.

The exercise of a nonqualified stock option by an option holder generally results in immediate recognition of taxable ordinary income by the option holder and a corresponding tax deduction for the Company in the amount by which the fair market value of the shares of common stock purchased, on the date of such exercise, exceeds the aggregate exercise price paid. Any appreciation or depreciation in the fair market value of those shares after the exercise date will generally result in a capital gain or loss to the holder at the time he or she disposes of those shares.

The exercise of an incentive stock option by the option holder is exempt from income tax, although not from the alternative minimum tax, and does not result in a tax deduction for the Company if the holder has been an employee of the Company at all times beginning with the option grant date and ending three months before the date the holder exercises the option (or twelve months in the case of termination of employment due to disability). If the option holder has not been so employed during that time, the holder will be taxed as described above for nonqualified stock options. If the option holder disposes of the shares purchased more than two years after the option was granted and more than one year after the option was exercised, then the option holder will recognize any gain or loss upon disposition of those shares as capital gain or loss. However, if the option holder disposes of the shares prior to satisfying these holding periods (known as a “disqualifying disposition”), the option holder will be obligated to report as taxable ordinary income for the year in which that disposition occurs the excess, with certain adjustments, of the fair market value of the shares disposed of, on the date the incentive stock option was exercised, over the exercise price paid for those shares. The Company would be entitled to a tax deduction equal to that amount of ordinary income reported by the option holder. Any additional gain realized by the option holder on the disqualifying disposition would be capital gain. If the total amount realized in a disqualifying disposition is less than the exercise price of the incentive stock option, the difference would be a capital loss for the holder.

The granting of SARs does not result in taxable income to the recipient of a SAR or a tax deduction for the Company. Upon exercise of a SAR, the amount of any cash the participant receives and the fair market value as of the exercise date of any common stock received are taxable to the participant as ordinary income and deductible by the Company.

A participant will not recognize any taxable income upon the award of shares of restricted stock which are not transferable and are subject to a substantial risk of forfeiture. Dividends paid with respect to restricted stock prior to the lapse of restrictions applicable to that stock will be taxable as compensation income to the participant. Generally, the participant will recognize taxable ordinary income at the first time those shares become transferable or are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of those shares when the restrictions lapse. However, a participant may elect to recognize taxable ordinary income upon the award date of restricted stock based on the fair market value of the shares of common stock subject to the award on the date of the award. If a participant makes that election, any dividends paid with respect to that restricted stock will not be treated as compensation income, but rather as dividend income, and the participant will not recognize additional taxable income when the restrictions applicable to his or her restricted stock award lapse. Assuming compliance with the applicable tax withholding and reporting requirements, the Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by a participant in connection with his or her restricted stock award in the Company’s taxable year in which that participant recognizes that ordinary income.

The granting of restricted stock units does not result in taxable income to the recipient of a restricted stock unit or a tax deduction for the Company. The amount of cash paid or the then-current fair market value of the common stock received upon settlement of the restricted stock units is taxable to the recipient as ordinary income and deductible by the Company.

The granting of a performance unit, performance share, other stock-based award or dividend equivalent right generally should not result in the recognition of taxable income by the recipient or a tax deduction by the Company. The payment or settlement of a performance unit, performance share, other stock-based award or dividend equivalent right should generally result in immediate recognition of taxable ordinary income by the recipient equal to the amount of any cash paid or the then-current fair market value of the shares of common stock received, and a corresponding tax deduction by the Company; however, to the extent that such common stock is not transferable and subject to a substantial risk of forfeiture, the tax consequences to the participant and the Company will be similar to the tax consequences of restricted stock awards, described above.

Under section 162(m) of the Internal Revenue Code, the Company may be limited as to Federal income tax deductions to the extent that total annual compensation in excess of $1 million is paid to the Company’s Chief Executive Officer or any one of the Company’s other four highest paid executive officers who are employed by the Company on the last day of the Company’s taxable year. However, certain “performance-based compensation” the material terms of which are disclosed to and approved by the Company’s shareholders is not subject to this deduction limitation. The 2006 Plan has been structured with the intention that compensation resulting from stock options and SARs granted under the 2006 Plan will be qualified performance-based compensation and, assuming the 2006 Plan is approved by the shareholders, deductible without regard to the limitations otherwise imposed by section 162(m) of the Internal Revenue Code. The 2006 Plan allows the Compensation Committee discretion to award restricted stock, performance shares, performance units and other stock-based awards that are intended to be qualified performance-based compensation, as described under “Performance-Based Awards” above.

Under certain circumstances, accelerated vesting, exercise or payment of awards under the 2006 Plan in connection with a “change of control” of the Company might be deemed an “excess parachute payment” for purposes of the golden parachute payment provisions of section 280G of the Internal Revenue Code. To the extent it is so considered, the participant holding the award would be subject to an excise tax equal to 20 percent of the amount of the excess parachute payment, and the Company would be denied a tax deduction for the excess parachute payment.

FOR THE REASONS SET FORTH ABOVE, THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE FOREGOING PROPOSAL TO APPROVE THE COMPANY’S 2006 INCENTIVE COMPENSATION PLAN.

III.    REQUIRED INFORMATION

Security Ownership of Management

The following table sets forth as of the record date the total number of our common shares beneficially owned and the percentage of the outstanding shares so owned by:

•	each director (and each nominee for director);

•	each named executive officer; and

•	all directors and executive officers as a group.

Unless otherwise indicated in the notes following the table, the shareholders listed in the table are the beneficial owners of the listed shares with sole voting and investment power (or, in the case of individual shareholders, shared power with such individual’s spouse) over the shares listed. Shares subject to rights exercisable within 60 days after the record date are treated as outstanding when determining the amount and percentage beneficially owned by a person or entity.

Shareholders(1)	Number of Common shares	Percent if greater than 1%
Directors
George L. Argyros(2)	1,159,839	1.2%
Gary J. Beban	6,751	—
J. David Chatham	34,133	—
Hon. William G. Davis	20,700	—
James L. Doti	13,083	—
Lewis W. Douglas, Jr.	39,610	—
Paul B. Fay, Jr.(3)	100,156	—
D. P. Kennedy(4)	61,645	—
Parker S. Kennedy(4)	3,440,515	3.6%
Frank E. O’Bryan	37,220	—
Roslyn B. Payne(5)	83,295	—
D. Van Skilling(6)	27,239	—
Herbert B. Tasker	13,078	—
Virginia M. Ueberroth(7)	97,192	—
Mary Lee Widener	-0-	—

Named executive officers who are not directors
Craig I. DeRoy	55,001	—
Thomas A. Klemens(8)	415,380	—
Dennis J. Gilmore	120,908	—
Gary L. Kermott	197,105	—

All directors and nominees, all named executive officers and other executive officers as a group (24 persons)	6,097,193	6.2%

(1)	Of the shares set forth in the table, the following shares are allocated to the individual employee stock ownership sub-accounts of the following individuals under the “ESOP” portion of the company’s 401(k) Savings Plan:

Individual	Shares
Parker S. Kennedy	9,005
Craig I. DeRoy	145
Thomas A. Klemens(8)	2,709
Dennis J. Gilmore	146
Gary L. Kermott	3,784

These individuals can direct the ESOP trustee to vote their ESOP shares. However, these individuals do not currently have dispositive power over their ESOP shares. The ESOP shares are held by Fidelity Management Trust Company as trustee of our 401(k) Savings Plan.

The shares set forth in the table include those that the following individuals have the right to acquire within 60 days of March 21, 2006, the record date for this meeting:

Individual	Shares
George L. Argyros	-0-
Gary J. Beban	5,750
J. David Chatham	13,500
Hon. William G. Davis	20,250
James L. Doti	-0-
Lewis W. Douglas, Jr.	20,250
Paul B. Fay, Jr.(3)	6,750
D. P. Kennedy	43,012
Parker S. Kennedy	238,000
Frank E. O’Bryan	20,250
Roslyn B. Payne	20,250
D. Van Skilling	13,500
Herbert B. Tasker	-0-
Virginia M. Ueberroth	20,250
Mary Lee Widener	-0-

Craig I. DeRoy	47,000
Thomas A. Klemens(8)	261,478
Dennis J. Gilmore	110,500
Gary L. Kermott	147,000

(2)	Includes 43,600 shares held by Mr. Argyros as the trustee, with investment power over such securities, of three trusts for the benefit of his family members as well as 125 shares held in a Uniform Transfers to Minors Act custodial account for which Mr. Argyros serves as the custodian. Also includes 22,539 shares held by three trusts for which Mr. Argyros is not a trustee, over which Mr. Argyros may be deemed to have dispositive power. In addition, 720,041 shares are held by a nonprofit corporation whose six-member board of directors includes Mr. Argyros and his wife, which board directs the voting and disposition of such shares, and 18,800 shares are held by another nonprofit corporation with a five-member board, including Mr. Argyros, having similar voting and dispositive power. Mr. Argyros also is a director, CEO and sole shareholder of two companies that hold an aggregate of 114,700 shares. Mr. Argyros disclaims beneficial ownership of the shares included in the table which are held by a private foundation or by a trust for which Mr. Argyros is not the beneficiary.

(3)	Mr. Fay, an incumbent director, is retiring effective May 18, 2006, at the conclusion of his current term in office.

(4)

Of the shares credited to Parker S. Kennedy, chairman of the board and chief executive officer of First American, 5,200 shares are held directly and 3,186,566 shares are held by Kennedy Enterprises, L.P., a California limited partnership of which Parker S. Kennedy is the sole general partner and D. P. Kennedy, Parker S. Kennedy’s father, is one of the limited partners. The limited partnership agreement pursuant to which the partnership was formed provides that the general partner has all powers of a general partner as provided in the California Uniform Limited Partnership Act, provided that the general partner is not permitted to cause the partnership to sell, exchange or hypothecate any of its shares of stock of First American without the prior written consent of all of the limited partners. Of the shares held by the partnership, 461,586 are allocated to the capital accounts of Parker S. Kennedy and 1,858,399 are allocated to the capital account of D. P. Kennedy. The balance of the shares held by the partnership is allocated to the capital accounts of the other limited partners, who are family members of the Kennedys. Except to the extent of his voting power over the shares allocated to the capital accounts of the limited partners, Parker S. Kennedy disclaims beneficial ownership of all shares held by the partnership other than those allocated to his own capital accounts.

(5)	Includes 7,500 shares held by a nonprofit corporation for which Mrs. Payne and her spouse serve as officers and directors. In her capacity as an officer of that corporation, Mrs. Payne has the power, as do certain other officers, to direct the voting and disposition of the shares.

(6)	Includes 1,650 shares held by a nonprofit corporation for which Mr. Skilling serves as a director and officer. In his capacity as an officer, Mr. Skilling has the power, acting alone, to direct the voting and disposition of the shares. Also includes 2,240 shares held in two trusts for which Mr. Skilling serves as the trustee. In this position, Mr. Skilling has the power to direct the voting and disposition of the shares.

(7)	The shares set forth in the table include 5,000 shares held by a nonprofit corporation of which Mrs. Ueberroth is an officer and whose six-member board of directors is composed of Mrs. Ueberroth and her husband and children. In her capacity as an officer of that corporation, Mrs. Ueberroth has the power, as do certain other officers, to direct the voting and disposition of the shares.

(8)	Mr. Klemens died on January 3, 2006. The shares set forth in the table reflect Mr. Klemens’ holdings as of that date, and include shares underlying options which immediately vested on that date pursuant to the terms of the plan governing such options.

Board and Committee Meetings

Our board of directors held nine meetings during 2005. Each director attended 75% or more of the meetings of the board and the board committees on which the director served, if any. From time to time, our board may act by unanimous written consent as permitted by the laws of the State of California.

Our board of directors has an audit committee. The members of the audit committee are Messrs. Chatham (chairman), Doti, Skilling and Tasker. The functions performed by this committee include selecting our independent auditor, directing and supervising investigations into matters within the scope of its duties, reviewing with the independent auditor the plan and results of its audit, reviewing internal auditing procedures and results, and determining the nature of other services to be performed by, and fees to be paid to, the independent auditor. During 2005, our audit committee met 17 times. This committee’s charter was attached to our 2004 proxy statement as Appendix “A,” is posted in the corporate governance section of our Web site at www.firstam.com/investor, and also is available in print to any shareholder who requests it. Such request should be sent to the secretary at our address indicated on the first page of this proxy statement.

Our board of directors has a compensation committee. The members of the compensation committee are Messrs. Beban, Chatham, Davis, Doti, Douglas (chairman) and Fay (who is retiring effective May 18, 2006). This committee establishes compensation rates and procedures with respect to our senior management and the senior management of our subsidiaries, including bonus awards. During 2005, our compensation committee met three times. This committee’s charter is posted in the corporate governance section of our Web site at www.firstam.com/investor and is available in print to any shareholder who requests it. Such request should be sent to the secretary at our address indicated on the first page of this proxy statement.

Our board of directors also has a nomination and corporate governance committee. The members of this committee are Messrs. Chatham, Davis (chairman), Douglas and Fay, and Mrs. Ueberroth. This committee is responsible for identifying individuals qualified to become directors of our company; recommending that the board select the nominees identified by the committee for all directorships to be filled by the board or by the shareholders; and developing, recommending to the board and periodically reviewing the corporate governance principles applicable to our company. This committee held four meetings during 2005. This committee’s charter is posted in the corporate governance section of our Web site at www.firstam.com/investor and is available in print to any shareholder who requests it. Such request should be sent to the secretary at our address indicated on the first page of this proxy statement. The committee is confident that it has adequate perspectives and resources, including the ability to retain any search firm, on the basis of which to assess the need for additional or new directors and for identifying and evaluating potential candidates for nomination to stand for election as directors. Indeed, this is among the primary purposes for which this committee was formed. Accordingly, the committee will not consider nominees recommended by security holders unless our company is legally required to do so, such as by contract with such security holders. As stated in the above-mentioned charter, in identifying candidates for membership on our board, the committee takes into account all factors it considers appropriate, including some or all of the following: strength of character, an inquiring and independent mind, practical wisdom, mature judgment, career specialization, relevant technical skills, reputation in the community, diversity and the extent to which the candidate would fill a present need on the board. The committee makes recommendations to the full board as to whether or not incumbent directors should stand for re-election. However, if our company is legally required by contract or otherwise to provide third parties with the ability to nominate directors (for example, preferred stock rights to elect directors upon a dividend default, shareholder agreements, and management agreements), the selection and nomination of such directors is not subject to the committee process for identifying and evaluating nominees for director. The committee conducts all necessary and appropriate inquiries into the background and qualifications of possible candidates and may engage a search firm to assist in identifying potential candidates for nomination.

Independence of Directors

Our board has affirmatively determined that each member of the three committees described above and each member of our board, except D. P. Kennedy and Parker S. Kennedy (who are not independent), is “independent” as that term is defined in the corporate governance rules of the New York Stock Exchange for listed companies, and that each member of the audit committee is independent under the additional standards established pursuant to the rules of the Securities and Exchange Commission. Directors Argyros, Beban, Chatham, Davis, Douglas, Jr., Fay, Jr., Payne, Skilling, Tasker and Ueberroth have no relationships with our company falling outside of the independence standards established by our board, which are stated in the excerpt from our corporate governance guidelines attached to this proxy statement as Appendix “B.”

Directors Doti and O’Bryan have (or had) relationships with our company or its management that are not covered by the categorical standards set forth in Appendix “B.” Our board has affirmatively determined that these relationships, which are described below, are not material on the basis of the following considerations:

Director Doti. In his individual capacity, Director D. P. Kennedy has made gifts to Chapman University, of which Director James L. Doti is president, which constituted less than 10% of the gross revenues of that university at the times these gifts were made. After considering (i) the size of the gifts made by D. P. Kennedy in relation both to the size of gifts made by other donors and to the gross revenues of the university, (ii) the completed or irrevocable nature of the gifts made by Mr. Kennedy (as distinguished from a pledge of future payments sustained merely by moral obligation), and (iii) the fact that the recipient of the gifts is a nonprofit institution, (iv) on the board of which Mr. Kennedy himself serves, our board determined that these gifts are noncompensatory in nature, are not material to Director Doti, and therefore do not interfere with Director Doti’s ability to exercise independent judgment as a member of our board and its audit, compensation and executive committees.

Director O’Bryan. As previously disclosed by our company in its filings with the SEC, Director Frank O’Bryan occupies space within the building housing our company’s offices at MacArthur Place in Santa Ana, California, and has participated in an arrangement involving the reciprocal use of aircraft which resulted in a net balance of $69,005 owing from Director O’Bryan to our company. This balance represented the difference between the amounts owed by Director O’Bryan in connection with his personal use of aircraft owned by our company, for which Director O’Bryan was required to pay fair market value, and amounts owed to Director O’Bryan by our company in connection with its officers’ use of the aircraft owned by Director O’Bryan, for which our company paid only cost. As its meeting held on May 18, 2005, our board forgave repayment of that sum by Director O’Bryan. Since this forgiveness could be deemed compensatory in nature, Mr. O’Bryan ceased his service on our audit committee at that time.

Considering that (i) Director O’Bryan continues to pay rent at the estimated current fair market rate (which is $2,000 per month) for the office space he occupies at MacArthur Place, (ii) the reciprocal aircraft usage ceased at the beginning of 2005 and has not been resumed, and (iii) the dollar amount owing from Director O’Bryan to our company that was forgiven, although such forgiveness may be deemed compensatory to Director O’Bryan, is immaterial both to Director O’Bryan, in light of his personal financial resources, and to our company, our board determined that Mr. O’Bryan has no material relationship with our company outside of his directorship and is therefore independent as a member of our board and its executive committee under the NYSE’s rules.

Our board has determined that, in addition to D. P. Kennedy and Parker S. Kennedy, the only other nominee for election as a director who would not be independent is Mary Lee Widener. This determination is based upon certain financial accommodations that our company has extended to an entity affiliated with Neighborhood Housing Services of America, Inc., a nonprofit housing agency of which Ms. Widener is president and chief executive officer. These financial accommodations are described below, in the section entitled “Transactions with Management and Others.”

Lead Director

Our board has elected William G. Davis as its lead nonmanagement director. As the lead director, Mr. Davis is responsible for chairing the executive sessions of the nonmanagement directors, which are those directors who are not officers of our company.

Director Attendance at Annual Meetings

Our directors are expected to attend the annual meetings of our shareholders. Except for Mrs. Ueberroth, each of the 13 directors who were then in office attended last year’s annual meeting.

Shareholder Communications with Directors

Shareholders and other interested parties may communicate directly with any or all of the nonmanagement directors of our company by writing to such director(s) at the business addresses provided under each director’s name in the corporate governance section of our Web site at www.firstam.com/investor. Directors receiving such communications will respond as such directors deem appropriate, including the possibility of referring the matter to management of our company, to the full board or to an appropriate committee of the board.

The audit committee of our board of directors has established procedures to receive, retain and treat complaints regarding accounting, internal accounting controls or auditing matters, and for the submission by our employees of concerns regarding questionable accounting or auditing matters. Our 24-hour, toll-free hotline is available for the submission of such concerns or complaints at 1-800-589-3259. Employees wishing to remain anonymous or to otherwise express their concerns or complaints confidentially are permitted to do so.

Transactions with Management and Others

During 2004 Director Frank O’Bryan made a jet aircraft that he owns available to certain executive officers of our company for business use, for which he was reimbursed only for the expenses incurred in operating the aircraft during the time it was used by such executives. Also, Director O’Bryan occasionally made personal use of a jet aircraft owned by our company, for which he reimbursed our company at a rate commensurate with the fair market rental value of that aircraft. Pursuant to this arrangement, for 2004, we incurred expenses of $143,360 for our flights on Director O’Bryan’s aircraft and he utilized flight time on our aircraft valued at $212,365. This reciprocal usage arrangement ceased in 2004. On May 18, 2005, our board of directors forgave repayment by Director O’ Bryan of the $69,005 net balance that he owned our company pursuant to that arrangement. Since this forgiveness could be deemed compensatory in nature, Director O’Bryan ceased his service on our audit committee at that time.

On February 27, 2006, our company loaned $7,500,000 to NHSA JPS LLC (“NHSA”), a Delaware limited liability company affiliated with Neighborhood Housing Services of America, Inc., of which Mary Lee Widener, a nominee for director, is president and chief executive officer, pursuant to the terms and conditions of a loan agreement between our company and NHSA. The loan bears interest at a rate of 2% per year, and matures in 10 years. The loan agreement provides that a portion of the loan proceeds is to be used as a loan loss reserve for two loan pools collectively known as the “Anthem Loan Pools,” and a portion is to be used as working capital for operation of the “Anthem Project.” The Anthem Project involves a loan underwriting and funding program administered by NHSA that is designed to make prime grade home loans with prime grade pricing and mortgage insurance available to emerging markets borrowers who are rated as creditworthy through use of our company’s proprietary Anthem credit scoring system as a guide in the loan approval process. The loan is secured by a Collateral Trust Agreement between our company, NHSA and Union Bank of California, N.A., as trustee, whereby, in the event of a default by NHSA in the performance of obligations specified in the loan agreement or the related promissory note or Collateral Trust Agreement, interest or other income accruing from certain home loan proceeds and investments of the Anthem Project would be applied toward payment of outstanding amounts due from NHSA to our company under the promissory note and above-mentioned agreements, after payment of collection and other costs, including the fees and expenses of the trustee.

Certain of our company’s subsidiaries have from time to time retained Torys LLP, a Canadian law firm, to perform legal services. Director William G. Davis is of counsel to Torys; however, his compensation as such does not involve participation in, nor is it measured by, the revenues or earnings of that firm. The fees paid to Torys by our company and its subsidiaries during 2005 did not exceed 5% of the law firm’s gross revenues for its last full fiscal year.

As previously reported by our company in its filings with the Securities and Exchange Commission, in connection with the appointment of Frank V. McMahon as our vice chairman and chief financial officer, our company has entered into an agreement with Mr. McMahon specifying the terms of Mr. McMahon’s employment. While Mr. McMahon’s annual compensation will generally be determined by the compensation committee of our board of directors, under the agreement, Mr. McMahon is guaranteed minimum compensation of $1.75 million during the five year employment term ($1.70 million for the remainder of 2006). This minimum compensation is also payable in the event Mr. McMahon is terminated without cause or voluntarily terminates his employment for “good reason” (as defined in the agreement). Pursuant to this agreement, our company entered into a Stock Option Award Agreement and a Restricted Stock Award Agreement with Mr. McMahon on March 31, 2006. Pursuant to these agreements, Mr. McMahon received 300,000 options to purchase our company’s Common shares at $39.16 per share, and 33,334 restricted Common shares. Both the options and the restricted shares vest in five equal annual increments commencing on the first anniversary of the grant, subject to accelerated vesting in full in the event that Mr. McMahon is terminated without cause or voluntarily resigns for good reason, or upon a change of control of our company.

Executive Officers

The following provides information regarding our executive officers.

Name	Position(s) Held	Age
Parker S. Kennedy	Chairman of the Board, Chief Executive Officer	58
Craig I. DeRoy	President	53
Frank V. McMahon	Vice Chairman, Chief Financial Officer	46
Dennis J. Gilmore	Chief Operating Officer	47
Gary L. Kermott	Executive Vice President	52
John W. Long	Chief Executive Officer of First Advantage Corporation, our Risk Management and Business Solutions Segment	50
Barry M. Sando	President of our Mortgage Information Segment	46
Kenneth D. DeGiorgio	Senior Vice President, General Counsel	34
Max O. Valdes	Vice President, Chief Accounting Officer	51

All officers of our company are appointed annually by the board of directors subsequent to its election.

•	Parker S. Kennedy, who is D. P. Kennedy’s son, was named chairman and chief executive officer of our company in 2003. He served as our president from 1993 to 2004 and was our executive vice president from 1986 to 1993. He has been employed by our subsidiary, First American Title Insurance Company, since 1977 and became a vice president of that company in 1979 and a director in 1981. During 1983, he was appointed executive vice president of First American Title Insurance Company, and in 1989 was appointed its president. He now serves as its chairman, a position to which he was appointed in 1999.

•	Craig I. DeRoy was named president of our company in 2004. Mr. DeRoy was our senior executive vice president from 2002 to 2004, our executive vice president from 1996 to 2002, our vice president from 1993 to 1996, and served as our general counsel from 1993 to 2004. He also serves as vice president of First American Title Insurance Company, a position he has held since 1993. From 1993 to 1998, he also served as general counsel of First American Title Insurance Company. Mr. DeRoy has been a director of First American Title Insurance Company since 2001.

•	Frank V. McMahon was named vice chairman and chief financial officer of our company effective March 31, 2006. Mr. McMahon succeeds Thomas A. Klemens, our senior executive vice president and chief financial officer, who died in January 2006. Mr. Klemens had been our chief financial officer since 1993. Mr. McMahon was a managing director of Lehman Brothers Holdings, Inc., from 1999 to 2006.

•	Dennis J. Gilmore was named chief operating officer of our company in 2004. He served as our executive vice president from 2003 to 2004 and served as president of our property information business segment from 1998 to 2005. He established and managed the Lenders Advantage division of our subsidiary, First American Title Insurance Company, from 1993 to 1998 and was employed by our tax service subsidiary from 1988 to 1993.

•	Gary L. Kermott has been executive vice president of our company since 1999 and president of First American Title Insurance Company since 1999, and was the latter’s executive vice president from 1996 to 1999 and its chief operating officer from 1997 until becoming president. He has been with our company or a subsidiary in various capacities since 1983.

•	John W. Long has been president of First Advantage Corporation, our risk mitigation and business solutions segment, since December 2002 and president and chief executive officer of First Advantage since June 2003. From March 2000 until its acquisition by First Advantage Corporation in June 2003, Mr. Long was president and chief executive officer of HireCheck, Inc., our screening information subsidiary. Mr. Long was executive vice president of our company from 1999 to 2001. From November 1993 to March 2000, Mr. Long was president and chief executive officer of First American Real Estate Information Services, Inc., our information technology subsidiary, and was its executive vice president from 1992 to 1993, and was director of marketing of its tax service subsidiary from 1990 to 1991.

•	Barry M. Sando serves as president of our mortgage information business segment, a position he has held since 1997. He was president of our flood zone certification subsidiary during 1997, served as its executive vice president from 1995 to 1997, and was employed by our tax service subsidiary from 1991 to 1995.

•	Kenneth D. DeGiorgio was named senior vice president and general counsel of our company in 2004. Mr. DeGiorgio was our vice president and associate general counsel from 2001 to 2004, and served as our regulatory and acquisition counsel from 1999 to 2001.

•	Max O. Valdes has served as vice president and chief accounting officer of our company since 2002. Prior to that time, Mr. Valdes served as our controller. He has been employed by our company since 1988.

Executive Compensation

The table below describes the compensation paid, earned and awarded for the last three years to our chief executive officer, the four other most highly compensated executive officers who were serving at the end of 2005, and a former such officer who retired during 2003, for all services rendered to our company and its subsidiaries. We note with sadness that Thomas A. Klemens, who was our senior executive vice president and chief financial officer during the years covered in the table, died in January 2006. We sometimes refer to these people in this proxy statement as our “named executive officers.”

Summary Compensation Table

	Annual Compensation					Long-Term Compensation
Name and Principal Position	Year	Salary(1)		Bonus(2)	Other Annual Compensation(3)	Securities Underlying Options	All Other Compensation(4)
Parker S. Kennedy Chairman and Chief Executive Officer	2005	714,600	(5)	2,400,000	—	80,000	13,116
	2004	644,550	(5)	1,700,000	—	80,000	12,816
	2003	612,350	(5)	2,000,000	—	80,000	12,516

Craig I. DeRoy President	2005	613,950		2,365,000	—	65,000	12,876
	2004	514,250		1,600,000	—	65,000	12,576
	2003	487,850		1,709,846	—	60,000	12,276

Thomas A. Klemens Senior Executive Vice President, Chief Financial Officer	2005	546,700	(6)	1,565,000	—	60,000	13,116
	2004	524,400	(6)	1,550,000	—	60,000	12,576
	2003	496,400	(6)	1,709,846	—	60,000	12,276

Dennis J. Gilmore(7) Chief Operating Officer	2005	538,800		2,065,000	—	60,000	12,780
	2004	433,800		1,275,000	—	60,000	12,915
	2003	383,019		1,209,846	—	50,000	12,723

Gary L. Kermott Executive Vice President	2005	538,950	(8)	2,265,000	—	60,000	12,876
	2004	514,400	(8)	1,600,000	—	60,000	12,566
	2003	487,200	(8)	1,809,846	—	60,000	12,276

(1)	Includes, in addition to regular salary, a fee of $150 for each meeting of the board of directors attended by the named executive officer during the years covered in the table.

(2)	Consists entirely of cash bonuses. Officers of our company and its subsidiaries are also eligible for stock bonus awards pursuant to our stock bonus plan. None of the officers of our company was awarded a stock bonus with respect to services rendered during the years covered in the summary compensation table.

(3)	In the interest of retaining our named executive officers, we and our subsidiaries may have paid or provided certain incidental perquisites and other personal benefits to the named executive officers. However, the expenses incurred by us and our subsidiaries in providing such perquisites and benefits to the named executive officers did not, for any fiscal year covered, exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for such year for any of the named executive officers. In accordance with the rules of the SEC, the amounts of such perquisites and benefits are not included in the summary compensation table.

(4)	Consists of the matching contributions made to the named executive officer’s account in our 401(k) Savings Plan during, or with respect to, the covered fiscal year, plus the dollar value of insurance premiums paid by, or on behalf of, us during the covered fiscal year with respect to term life insurance for the benefit of such officer.

(5)	The compensation shown in the “Salary” column of the table includes fees totaling $500, $150 and $300, which were earned by Parker S. Kennedy for services he rendered as a director of our subsidiaries during 2005, 2004 and 2003, respectively.

(6)	The compensation shown in the “Salary” column of the table includes fees totaling $8,050, $10,000 and $9,350 for 2005, 2004 and 2003, respectively, which were earned by Mr. Klemens for services he rendered as a director of our subsidiaries during those years.

(7)	Dennis J. Gilmore is the only named executive officer who participated in our company’s deferred compensation plan, discussed below under the heading “Deferred Compensation Plan,” during the years covered in the table.

(8)	The compensation shown in the “Salary” column of the table includes fees totaling $750, $150 and $450, which were earned by Mr. Kermott for services he rendered as a director of our subsidiaries for 2005, 2004 and 2003, respectively.

Stock Option Grants and Exercises

The following tables provide information with respect to stock options granted to, and exercised and held by, each of the executive officers named in the summary compensation table during fiscal year 2005. All share amounts, values and exercise prices have been adjusted to reflect the three-for-two stock split that occurred on January 15, 1998, and the three-for-one stock split that occurred on July 17, 1998.

Option Grants Table

	Individual Grants (1)
Name	Number of Securities Underlying Options Granted (# of shares)	% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/sh)(2)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
					5%($)	10%($)
Parker S. Kennedy	160,000	14.03%	36.55 & 47.49	2/28/15 & 12/8/15	4,228,184	10,715,049
Craig I. DeRoy	130,000	11.40%	36.55 & 47.49	2/28/15 & 12/8/15	3,435,400	8,705,978
Thomas A. Klemens	120,000	10.52%	36.55 & 47.49	2/28/15 & 12/8/15	367,253	745,470
Dennis J. Gilmore	120,000	10.52%	36.55 & 47.49	2/28/15 & 12/8/15	3,171,138	8,036,287
Gary L. Kermott	120,000	10.52%	36.55 & 47.49	2/28/15 & 12/8/15	3,171,138	8,036,287

(1)	For each person named in the table, half of the options were granted on February 28, 2005, at an exercise price equal to their fair market value of $36.55 per share on that date, and half on December 8, 2005, at an exercise price equal to their fair market value of $47.49 per share on that date. Each of the options disclosed in the table is exercisable in 20% equal annual increments commencing on the first anniversary date of the grant.

(2)	Section 4.2 of the plan pursuant to which the options disclosed in the table were awarded allows the compensation committee discretion to exchange outstanding options for new, lower-priced options, provided that the lower exercise price is not less than the “fair market value,” as defined in the plan, of the shares at the time such new options are granted.

Aggregated Option Exercises in Last Fiscal Year

and Fiscal Year-End Option Values

Name	Number of Shares Acquired on Exercise	Value Realized($)	Number of Securities Underlying Unexercised Options at Fiscal Year-End(1)		Value of Unexercised In-The-Money Options at Fiscal Year-End($)(2)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Parker S. Kennedy	-0-	—	190,000	280,000	4,590,790	2,938,720
Craig I. DeRoy	112,500	2,021,104	10,000	219,000	227,600	2,220,570
Thomas A. Klemens	21,800	626,436	52,478	209,000	1,085,597	2,176,820
Dennis J. Gilmore	39,560	867,659	78,500	198,000	1,617,513	2,012,180
Gary L. Kermott	25,000	796,895	111,000	209,000	2,369,090	2,176,820

(1)	Each of the options disclosed in the table is exercisable in 20% equal annual increments commencing on the first anniversary date of the grant.

(2)	The value of each unexercised option is based on the difference between the closing price of our common shares on the New York Stock Exchange on December 31, 2005, which was $45.30, and the adjusted exercise price of such option.

Pension Plan

Annual Pension Benefits

Remuneration (Final Average Pay) (1)	Years of Benefit Service
	5	10	20	30	40	50
$100,000	$4,850	$9,700	$21,650	$33,850	$46,050	$58,250
125,000	6,100	12,200	27,213	42,538	57,863	73,188
150,000	7,350	14,700	32,775	51,225	69,675	88,125
175,000	8,600	17,200	38,338	59,913	81,488	103,063
200,000	9,850	19,700	43,900	68,600	93,300	118,000
225,000	11,100	22,200	49,463	77,288	105,113	132,938
250,000	12,350	24,700	55,025	85,975	116,925	147,875
275,000 or more	13,600	27,200	60,588	94,663	128,738	162,813

(1)	Final average pay is defined as the highest consecutive five-year average “pay,” as defined in the plan, during the 10-year period ending on December 31, 2001.

The above table sets forth estimated annual benefits upon retirement (assuming such benefits will be paid in the form of a life annuity) at various compensation levels and years of service under our pension plans. Subject to certain conditions of age and tenure, all regular employees of the company and participating subsidiaries were eligible to join our qualified pension plan until December 31, 2001. No employees are eligible to join the pension plan after that date.

In order to participate, during plan years ending on or prior to December 31, 1994, an employee was required to contribute 1 1/2% of pay (i.e., salary, plus cash bonuses, commissions and other pay) to the plan. As a result of amendments to the pension plan that were adopted in 1994, during plan years commencing after December 31, 1994, an employee was not required to contribute to the plan in order to participate. As a result of further amendments, which were adopted in 2000, the pension plan will not accept new participants after December 31, 2001.

A participant generally vests in his accrued benefit attributable to the company’s contributions upon the completion of three years of service or, if earlier, the attainment of normal retirement age while an employee.

Normal retirement age is defined under the plan as the later of the employee’s attainment of age 65 or his third anniversary of participation in the plan.

Upon retirement at normal retirement age, an employee receives full monthly benefits which are equal, when calculated as a life annuity:

•	for years of credited service with the company and its subsidiaries as of December 31, 1994, to 1% of the first $1,000 and 1 1/4% of remaining final average pay (i.e., the average of the monthly “pay,” as defined above, during the five highest paid consecutive calendar years out of the last 10 years prior to retirement) times the number of years of credited service as of December 31, 1994; and

•	for years of credited service with the company and its subsidiaries after December 31, 1994, to 3/4% of the first $1,000 and 1% of the remaining final average pay times the number of years of credited service subsequent to December 31, 1994.

•	Effective December 31, 2000, our pension plan was amended to exclude from the calculation of benefits (i) any pay earned after December 31, 2001, and (ii) any service earned after December 31, 2005.

•	Effective December 31, 2002, our pension plan was amended to reduce the rate at which future benefits accrue for participants who had not yet attained age 50 by spreading the accrual of the benefit that would have accrued during 2003 – 2005 over extended periods ranging from 5 to 20 years, depending on the participant’s age as of December 31, 2002.

An employee with at least three years of participation in the plan may elect to retire after attaining age 55, but prior to age 65, and receive reduced benefits.

We fund the plan based on actuarial determinations of the amount required to provide the stated benefits. The table is based on retirement at age 65 or later, with contributions having been made by the employee in each year of credited service prior to 1995. The benefits are not subject to deduction for Social Security payments or any other offsets. As of December 31, 2005, Parker S. Kennedy, Craig I. DeRoy, Thomas A. Klemens, Dennis J. Gilmore and Gary L. Kermott had 29, 13, 19, 13 and 18 years, respectively, of credited service. Pursuant to the above-described amendments to our pension plan, Messrs. Parker S. Kennedy, Klemens and DeRoy all stopped accruing benefits as of December 31, 2005, since they were age 50 or older as of December 31, 2002.

The compensation levels shown in the table are less than those set forth in the summary compensation table because the federal tax law limits the maximum amount of pay that may be considered in determining benefits under the tax-qualified pension plan, and our pension restoration plan, which is described below, does not make up for these limits for pay exceeding $275,000. The limit on pay that could be recognized by tax-qualified retirement plans was $200,000 in 1989. This amount was adjusted for inflation for each year through 1993, when the limit was $235,840. In 1993, this limit was decreased to $150,000 for plan years beginning in 1994. The $150,000 limit has been adjusted for inflation and was increased to $160,000 as of January 1, 1997, and to $170,000 as of January 1, 2000. The highest final average pay that could be considered in determining benefits accruing under the pension plan before 1994 is $219,224, and since our pension plan does not consider pay earned after December 31, 2001, the highest final average pay that can be considered in determining benefits accruing after 1993 is $164,000.

During 1996, we adopted our pension restoration plan. This plan is an unfunded, nonqualified plan designed to make up for the benefit accruals that are restricted by the indexed $150,000 pay limit. However, in order to limit its expense, the pension restoration plan does not make up for benefit accruals on compensation exceeding $275,000. The pension restoration plan also makes up for benefits that cannot be paid from our pension plan because of limitations imposed by the federal tax laws. Vesting of benefits payable to an employee under our pension restoration plan occurs at the same time that vesting occurs for that employee in his or her pension plan benefits. The pension restoration plan is effective as of January 1, 1994, but only covers selected pension plan participants who were employees on that date. As noted above, January 1, 1994, is the date as of which the pay limit for the pension plan was reduced from $235,840 to $150,000. The pension restoration plan excludes pay earned after December 31, 2001, as does the pension plan.

Supplemental Benefit Plan

We maintain an executive supplemental benefit plan which we believe assists us in attracting and retaining highly qualified individuals for upper management positions. The plan provides retirement benefits for, and preretirement death benefits with respect to, certain key management personnel selected by our board of directors. Under the plan, upon retirement at normal retirement date (the later of age 65 or, unless waived by our board of directors, completion of 10 years of service), a participant receives a joint life and 50% survivor annuity benefit equal to 35% of “final average compensation.” “Final average compensation” is the average annual compensation, composed of base salary, plus cash and stock bonuses, for those three calendar years out of the last 10 years of employment preceding retirement in which such compensation is the highest.

The benefit is reduced by 5% for each year prior to normal retirement date in which retirement occurs and, until age 70, increased by 5% (compounded in order to approximate the annuitized value of the benefit had retirement occurred at age 65) for each year after such date in which retirement occurs. With respect to such postponed retirement, the plan takes into account covered compensation received until age 70, so that the retirement benefit of an executive who retires after normal retirement date is determined as the greater of the annuitized benefit or the benefit calculated using final average compensation until age 70.

To be eligible to receive benefits under the plan, a participant must be at least age 55, have been one of our employees, or an employee of one of our subsidiaries, for at least 10 years and, unless waived by our board of directors, covered by the plan for at least five years. A pre-retirement death benefit is provided consisting of 10 annual payments, each of which equals 50% of final average compensation. Vesting of rights under the plan is accelerated in the event of a “change in control” (as defined in the plan) of our company.

Currently 42 employees, including Parker S. Kennedy, Craig I. DeRoy, Dennis J. Gilmore and Gary L. Kermott, have been selected to participate in the plan. The estimated annual benefits payable under the plan to Parker S. Kennedy, Craig I. DeRoy, Dennis J. Gilmore and Gary L. Kermott upon retirement at normal retirement age, assuming compound annual increases of 5.0% in the relevant portions of compensation shown above in the summary compensation table, are $1,088,392, $1,154,306, $1,294,327 and $1,273,722, respectively.

The plan is unfunded and unsecured. We generally purchase insurance, of which we are the owner and beneficiary, on the lives of the plan participants. This insurance is designed to recover, over the life of the plan, our costs incurred with respect to the plan.

Deferred Compensation Plan

Our deferred compensation plan offers to a select group of management and highly compensated employees the opportunity to elect to defer portions of salary, commissions and bonuses. A committee appointed by our board is responsible for administering the plan, which became effective January 1, 1998. We maintain a deferral account for each participating employee on a fully vested basis for all deferrals. Participants can choose to have their cash benefits paid in one lump sum or in quarterly payments upon termination of employment or death. Subject to the terms and conditions of the plan, participants also may elect scheduled and nonscheduled in-service withdrawals of compensation deferred prior to January 1, 2005, and the earnings and losses attributable thereto. Withdrawals of compensation deferred after December 31, 2004, and the earnings and losses attributable thereto must be scheduled by the participant at the time the participant elects to defer such compensation. For all participants who joined the plan prior to December 31, 2001, the plan provides a pre-retirement life insurance benefit equal to the lesser of 15 times the amount deferred in the participant’s first year of participation or $2 million. The life insurance benefit is reduced beginning at age 61 by 20% per year. Participants who join the plan after December 31, 2001, are not eligible for any life insurance benefit thereunder. Our company pays a portion of the cost of such life insurance benefits. The plan is unfunded and unsecured.

Change of Control Arrangements

Our supplemental benefit plans and all of our stock option plans (unless our board directs otherwise with respect to our 1997 directors’ stock option plan) call for accelerated vesting of all benefits and options in the event of a change in control of the company. In addition, as part of our efforts to retain key employees, effective November 12, 1999, we entered into agreements with each of the named executive officers and other designated employees to provide for certain benefits in the event they are terminated within three years after a change in control occurs. A “change in control” means any one of the following:

•	a merger or consolidation in which our shareholders end up owning less than 50% of the voting securities of the surviving entity;

•	the sale, transfer or other disposition of all or substantially all of our assets or the complete liquidation or dissolution of the company;

•	a change in the composition of our board over a two-year period without the consent of a majority of the directors in office at the beginning of the two-year period; or

•	the acquisition or accumulation by certain persons of at least 25% of our voting securities.

If termination of employment occurs without cause or if the employee terminates employment for “good cause,” we will pay the following benefits in one lump sum within 10 business days:

•	the employee’s base salary through and including the date of termination and any accrued but unpaid bonus;

•	a portion of the employee’s annual bonus prorated through the date of termination;

•	any compensation previously deferred by the employee (other than pursuant to a tax-qualified plan) together with any interest and earnings;

•	accrued and unpaid vacation pay;

•	unreimbursed business expenses;

•	three times the employee’s annual salary in effect immediately prior to the date of termination; and

•	three times the greater of the employee’s highest annual incentive bonus (including cash and stock) during the preceding four fiscal years or the employee’s anticipated bonus for the remainder of the year.

We will also continue to pay the health and welfare benefits for the employee and dependents that were in place immediately prior to the termination for a 24-month period following the date of termination. All cash payments will be on an “after-tax basis” so that the employee will receive benefits without reduction for any excise tax. The change-in-control agreements have an initial term of three years and will be automatically extended for additional one-year periods unless our board or the employee with whom the agreement is entered into gives notice not to extend. In addition, if the employee terminates employment for any reason during the 30-day period following the one-year anniversary of the change of control, the employee will receive all of the benefits described above, except that the multiple of annual salary and bonus would be reduced from three to two.

Directors’ Compensation

From January 1, 2005, until May 18, 2005, each director who is not one of our employees, or an employee of a subsidiary, received annual compensation of $30,000, and, from January 1 until August 25, 2005, a fee of $2,000 for attending each meeting of the board of directors and $1,000 for attending each committee meeting. In addition to the above-mentioned fees, from January 1 until August 25, 2005, the chairman of each committee received an additional fee of $1,000 for each meeting of his or her committee attended and the chairman of the audit committee also received an annual retainer of $5,000. Effective May 18, 2005, the annual retainer for such non-employee directors was increased from $30,000 to $60,000 and, effective August 25, 2005, the fee paid for attending each committee meeting was increased from $1,000 to $2,000, the annual compensation for the chair of the audit committee was increased from $5,000 to $20,000, and annual compensation was established for the chairman of the nomination and corporate governance committee in the amount of $10,000, the chairman of the compensation committee in the amount of $5,000, and the lead independent director of our company in the amount of $10,000. The foregoing changes in compensation are summarized in the table that follows this paragraph. Each director who is an employee receives a fee of $150 for attending each meeting of the board. Directors are reimbursed for their expenses incurred in attending meetings of the board and its committees. For fiscal year 2005, each non-employee director was awarded an option to purchase 5,000 of our common shares at an exercise price of $47.49 per share. The options vest in five equal annual increments commencing on December 8, 2006, the first anniversary date of the grant.

Changes in Non-employee Directors’ Compensation for 2005 (1)

	Previous	Current
Board Meeting Fee	$2,000	unchanged
Committee Meeting Fee	$1,000	$2,000
Audit Committee Chairman Annual Retainer	$5,000	$20,000
Compensation Committee Chairman Annual Retainer	none	$5,000
Nomination and Corporate Governance Committee Chairman Annual Retainer	none	$10,000
Lead Director Annual Retainer	none	$10,000
Board Member Annual Retainer (for non-employee directors)	$30,000	$60,000

(1)	The changes in directors’ compensation shown in the above table became effective August 25, 2005, except that the change in the annual retainer for non-employee directors became effective May 18, 2005. All of these changes in compensation were prorated based upon the portion of the full year during which each payment rate was in effect.

D. P. Kennedy, who retired as an officer of our company on June 30, 2003, and who continues to serve on our board of directors as chairman emeritus, elected to receive a fee of $150 per board meeting attended during 2005, rather than the annual retainer and board and committee meeting attendance fees that would typically be received by a non-employee director. Mr. Kennedy participated in the December 2005 grant of 5,000 options to each non-employee director. During 2005, Mr. Kennedy also received compensation attributable to his prior service as an officer of our company, including $106,708 in distributions from our pension plan, which were required to be made under provisions of the federal tax laws, and $32,459 distributed from his account in our profit sharing plan (which, in 2001, was merged into and is now part of our 401(k) Savings Plan) attributable to contributions made by us and our participating subsidiaries in years during which Mr. Kennedy was an officer of our company. These distributions were similarly required to be made under provisions of the federal tax laws. In addition, during 2005 Mr. Kennedy received $108,936 pursuant to our Executive Supplemental Benefit Plan. Since his retirement on June 30, 2003, Mr. Kennedy has been rendering services to our company and its subsidiaries in the capacity of a consultant, and received $375,000 for such services during 2005. Although the consulting arrangement terminated on December 31, 2005, Mr. Kennedy has continued as an informal advisor to our company, and continues to receive office space and secretarial assistance from our company.

Codes of Ethics

Our board of directors has adopted a code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. We have posted a copy of this code of ethics in the corporate governance section of our Internet Web site at www.firstam.com/investor. Our board also has adopted a broader code of ethics and conduct, applying to all employees, officers and directors, which also has been posted to our Web site at the address stated above. Each of these codes is available in print to any shareholder who requests it. Such request should be sent to the secretary at our address indicated on the first page of this proxy statement.

Corporate Governance Guidelines

In addition to the previously mentioned codes of ethics and committee charters, our board has adopted Corporate Governance Guidelines which have been posted in the corporate governance section of our Web site at www.firstam.com/investor and are available in print to any shareholder who requests them. Such request should be sent to the secretary at our address indicated on the first page of this proxy statement. In addition to stating the standards that our board applies in determining whether or not its members are independent of our company and its management, these guidelines state the qualifications and responsibilities of our directors and describe fundamental aspects of our board and its key committees.

Compensation Committee Interlocks and Insider Participation

During 2005, the compensation committee of our board of directors consisted of Messrs. Beban, Chatham, Davis, Doti, Douglas and Fay, all of whom are non-employee directors. No member of the compensation committee is an executive officer or director of another entity for which any of our executive officers serves as a director or officer.

Pursuant to the SEC’s regulations, the following report of the compensation committee on executive compensation, comparative cumulative total return to shareholders graph and accompanying text, and report of the audit committee shall not be deemed to be incorporated by reference into any of our filings under either the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that incorporates future Securities Act or Securities Exchange Act filings in whole or in part by reference.

Report of the Compensation Committee on Executive Compensation

Compensation Policy

The company’s annual compensation program, which has been endorsed by the compensation committee of the Board of Directors, is designed to enhance shareholder value by providing that a large part of senior executive compensation be related to the company’s overall performance, the segment achievement for which the officer is responsible as well as to the subjective analysis of the contribution of each individual officer to the company. The company’s policy is further designed to develop and administer programs that will:

•	attract and retain key executives critical to the company’s long-term vision and success;

•	provide compensation levels that are competitive with others in the company’s peer group identified in the performance graph below; and

•	motivate executives to enhance long-term shareholder value, with emphasis on market share, productivity, profitability and margins.

The annual bonus programs include a cash bonus and stock options designed to encourage and create ownership, loyalty and key employee retention.

Responsibilities of the Compensation Committee

The board of directors established the compensation committee in 1979. The committee consists of six independent directors, none of whom is a former or current officer or employee of the company or any of its subsidiaries. The committee reviews and approves the base salaries of the named executive officers of the company, and the annual bonus programs, incentive plans and executive benefit plans, as well as Board of Director compensation. The committee, in consultation with executive compensation consultants, analyzes the reasonableness of the compensation paid to those executives.

The committee reviews published compensation surveys for comparative results against First American’s compensation level. It reviewed the compensation of the company’s named executive officers for 2005 and believes that the compensation for all named executive officers is reasonable in view of the company’s performance and industry compensation levels.

CEO Compensation

In December 2004, the committee increased Parker S. Kennedy’s annual base salary to $700,000 from its previous level of $630,000. Mr. Kennedy’s base salary for the year 2005 was, in the opinion of the committee, within the median salary range for chief executive officers in the group of comparable companies. In determining the appropriate salary level, the committee considered the company’s market share, the company’s earnings relative to its peer group shown in the performance graph below and the benefit the company derives from the retention of its chief executive officer.

Reflecting the committee’s commitment to relating a portion of each executive officer’s compensation to the annual results of the company, Parker S. Kennedy received a cash bonus of $2,400,000. This bonus was intended to reward Mr. Kennedy for his leadership for the year 2005. In December 2005, Mr. Kennedy also was awarded options to acquire 80,000 common shares for his performance during 2005.

Compensation Committee

Lewis W. Douglas, Jr., Chairman

Gary J. Beban

J. David Chatham

Hon. William G. Davis

James L. Doti

Paul B. Fay, Jr.

Comparative Cumulative Total Return To Shareholders

Since December 3, 1993, our common shares have been listed and trading on the New York Stock Exchange under the trading symbol “FAF.” Previously, our shares were traded on the national over-the-counter market and were designated and quoted on the NASDAQ National Market System under the trading symbol “FAMR.” The following graph compares the yearly percentage change in the cumulative total shareholder return on our common shares, assuming reinvestment of dividends, with the corresponding changes in the cumulative total returns of the Standard & Poor’s 500 Composite Stock Price Index, the Standard & Poor’s Financial Index and a peer group index consisting of the following seven companies, in each case assuming reinvestment of dividends:

•	Fidelity National Financial, Inc.;

•	LandAmerica Financial Group, Inc.;

•	Old Republic International Corp.;

•	Stewart Information Services Corp.;

•	Equifax Inc.; and

•	ChoicePoint Inc.

The cumulative total shareholder returns of the peer group of companies have been included in the graph to provide comparisons with other publicly held companies having subsidiaries that transact the business of title insurance and/or information services on a nationwide basis.

*	Adjusted for reinvestment of dividends. Stock price performance shown is not indicative of future price performance.

**	As calculated by Bloomberg Financial Services, to include the reinvestment of dividends.

Report of the Audit Committee

The audit committee of the board of directors reviews the company’s accounting policies and financial reporting and disclosure practices, system of internal controls, audit process and the process for monitoring compliance with laws, regulations and corporate policies. The board adopted a revised written charter for the audit committee on May 8, 2003, a copy of which was attached to our 2004 proxy statement as Appendix “A.”

The audit committee has reviewed the company’s audited consolidated financial statements and discussed them with management. The audit committee has discussed with PricewaterhouseCoopers LLP, the company’s independent registered public accounting firm, the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees), as amended.

The audit committee received from PricewaterhouseCoopers the written disclosures required by Independence Standards Board Standard No. 1 and discussed with them their independence. Based on the review and discussions noted above, the audit committee recommended to the board that the audited consolidated financial statements be included in the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005, and be filed with the U.S. Securities and Exchange Commission.

Our board of directors has determined that both Messrs. Chatham and Skilling are audit committee financial experts within the meaning of the SEC’s rules and regulations and that both of them, as well as the other members of the audit committee, meet the requirement of independence established in the Securities Exchange Act of 1934, as amended, and the New York Stock Exchange Listing Standards.

Audit Committee

J. David Chatham, Chairman

James L. Doti

D. Van Skilling

Herbert B. Tasker

Section 16(a) Beneficial Ownership Reporting Compliance

Rules adopted by the SEC require our officers and directors, and persons who own more than 10% of our issued and outstanding common shares, to file reports of their ownership, and changes in ownership, of our shares with the SEC on prescribed forms. Officers, directors and greater-than-ten-percent shareholders are required by the SEC’s rules to furnish us with copies of all such forms they file with the SEC.

Based solely on the review of the copies of the forms received by us, or written representations from reporting persons that they were not required to file a Form 5 to report previously unreported ownership or changes in ownership, we believe that, during our fiscal year ending December 31, 2005, our officers, our directors and the greater-than-ten-percent beneficial owners that we know of complied with all such filing requirements, except as follows: Gary L. Kermott’s option exercise and sale of shares on August 4, 2005, was reported late; the original form reporting options granted to Thomas A. Klemens on February 28, 2005, and others exercised by him on March 1, 2005, omitted the exercise of certain options and was amended accordingly on April 12, 2005; Parker S. Kennedy’s Form 5 filed February 14, 2005, failed to report a gift of 575 shares received by his spouse in December 2004; and the option grant to D.P. Kennedy on December 8, 2005, was reported late.

Relationship with Independent Registered Public Accounting Firm

The firm of PricewaterhouseCoopers LLP has been selected by our audit committee as independent accountants to audit our books and accounts, as well as those of our subsidiaries, for the year ending December 31, 2006. This firm has served as our independent accountants since 1954.

A representative of PricewaterhouseCoopers will be present at the meeting. The representative will have the opportunity to make any desired statement and to answer any appropriate questions by the shareholders.

Principal Accounting Fees and Services

The aggregate fees billed for each of the last two fiscal years for professional services rendered by our principal independent accountants in the four categories of service set forth in the table below are as follows:

Aggregate fees billed in year	2005	2004
Audit Fees	$5,359,076	$5,781,048
Audit-Related Fees(a)	255,065	232,343
Tax Fees(b)	342,076	455,414
All Other Fees	-0-	-0-

(a)	These fees were incurred primarily for due diligence, controls reviews, Sarbanes-Oxley Act readiness services and agreed-upon procedure reports.

(b)	These fees were incurred for tax advice, compliance and planning.

Our audit committee’s policy is to pre-approve all engagements of our independent accountants for audit and nonaudit services. Those engagements for which payment by our company would exceed $25,000 for nonaudit services or $50,000 for audit services must be pre-approved by the audit committee or a designated member of that committee on an individual basis. The audit committee has pre-approved all engagements included in the “audit-related,” “tax” and “other” categories in the table above.

Shareholder Proposals

In order for a proposal by you or your fellow shareholders to be included in the proxy statement and form of proxy solicited by our board of directors for our next annual meeting of shareholders, the proposal must be received no later than December 13, 2006. This date assumes that the date of our next annual meeting will not be advanced or delayed by more than 30 calendar days from the date of the current annual meeting. If such an event occurs, we will provide you with notice in our earliest possible quarterly report on Form 10-Q of the date by which such proposals must be received in order to be included in the proxy materials.

If you or your fellow shareholders wish to submit a proposal for consideration at next year’s annual meeting without including the same in the proxy statement and form of proxy solicited by our board of directors, you should inform our secretary no later than February 26, 2007, of your intention to do so. If you wait longer, the holders of the proxies solicited by our board of directors may vote on your proposal(s) at their discretion even if they are not mentioned in the proxy statement and form of proxy solicited by our board.

Appraisal Rights

You are not entitled to appraisal rights in connection with the approval of the proposals to be voted upon at the meeting.

General Information

We will, upon the written request of any person who is a beneficial owner of our common shares on the record date for the annual meeting, furnish without charge a copy of our annual report filed with the SEC on Form 10-K for the year 2005 and will furnish, at a charge of $10, a copy of the exhibits thereto. Such request should contain a representation that the person requesting this material was a beneficial owner of our shares on the record date. Such request should be sent to the secretary at our address indicated on the first page of this proxy statement.

The board of directors is not aware of any matters to come before the meeting other than those set forth on the notice accompanying this proxy statement. If any other matters come before the meeting, the holders of the proxies will vote thereon in their discretion.

By Order of the Board of Directors Mark R Arnesen Secretary

Santa Ana, California

April 6, 2006

Appendix “A”

THE FIRST AMERICAN CORPORATION

2006 Incentive Compensation Plan

i

THE FIRST AMERICAN CORPORATION

2006 INCENTIVE COMPENSATION PLAN

The First American Corporation, a California corporation (the “Company”), has adopted The First American Corporation 2006 Incentive Compensation Plan (the “Plan”) for the benefit of non-employee directors of the Company and officers and eligible employees of the Company and any Subsidiaries and Affiliates (as each term defined below), as follows:

ARTICLE I.

ESTABLISHMENT; PURPOSES; AND DURATION

1.1. Establishment of the Plan. The Company hereby establishes this incentive compensation plan to be known as “The First American Corporation 2006 Incentive Compensation Plan”, as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares and Other Stock-Based Awards. The Plan was adopted by the Board of Directors (as defined below) on February 23, 2006. The Plan shall become effective upon approval by the shareholders of the Company, which approval must occur within the period beginning on such adoption date and ending on February 22, 2007 (the “Effective Date”). The Plan shall remain in effect as provided in Section 1.3.

1.2. Purposes of the Plan. The purposes of the Plan are to provide additional incentives to non-employee directors of the Company and to those officers and employees of the Company, Subsidiaries and Affiliates whose substantial contributions are essential to the continued growth and success of the business of the Company and the Subsidiaries and Affiliates, in order to strengthen their commitment to the Company and the Subsidiaries and Affiliates, and to attract and retain competent and dedicated individuals whose efforts will result in the long-term growth and profitability of the Company and to further align the interests of such non-employee directors, officers and employees with the interests of the shareholders of the Company. To accomplish such purposes, the Plan provides that the Company may grant Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares and Other Stock-Based Awards.

1.3. Duration of the Plan. The Plan shall commence on the Effective Date, as described in Section 1.1, and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article XVII, until all Shares subject to it shall have been delivered, and any restrictions on such Shares have lapsed, pursuant to the Plan’s provisions. However, in no event may an Award be granted under the Plan on or after ten years from the Effective Date.

ARTICLE II.

DEFINITIONS

Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

2.1. “Affiliate” means any entity other than the Company and any Subsidiary that is affiliated with the Company through stock or equity ownership or otherwise and is designated as an Affiliate for purposes of the Plan by the Committee; provided, however, that, notwithstanding any other provisions of the Plan to the contrary, for purposes of NQSOs and SARs, if an individual who otherwise qualifies as an Employee or Non-Employee Director provides services to such an entity and not to the Company or a Subsidiary, such entity may only be designated an Affiliate if the Company qualifies as a “service recipient,” within the meaning of Code Section 409A, with respect to such individual; provided further that such definition of “service recipient” shall be determined by (a) applying Code Section 1563(a)(1), (2) and (3), for purposes of determining a controlled group of corporations under Code Section 414(b), using the language “at least 50 percent” instead of “at least 80 percent” each place it appears in Code Section 1563(a)(1), (2) and (3), and by applying Treasury Regulations Section 1.414(c)-2, for purposes of determining trades or businesses (whether or not incorporated) that are under common control for purposes of Code Section 414(c), using the language “at least 50 percent” instead of “at least 80 percent” each place it appears in Treasury Regulations Section 1.414(c)-2, and (b) where the use of Shares with respect to the grant of an Option or SAR to such an individual is based upon legitimate business criteria, by applying Code Section 1563(a)(1), (2) and (3), for purposes of determining a controlled group of corporations under Code Section 414(b), using the language “at least 20 percent” instead of “at least 80 percent” at each place it appears in Code Section 1563(a)(1), (2) and (3), and by applying Treasury Regulations Section 1.414(c)-2, for purposes of determining trades or businesses (whether or not incorporated) that are under common control for purposes of Code Section 414(c), using the language “at least 20 percent” instead of “at least 80 percent” at each place it appears in Treasury Regulations Section 1.414(c)-2.

2.2. “Award” means, individually or collectively, a grant under the Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Performance Shares, Performance Units, and Other Stock-Based Awards.

2.3. “Award Agreement” means either: (a) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under the Plan, or (b) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant.

2.4. “Beneficial Ownership” (including correlative terms) shall have the meaning given such term in Rule 13d-3 promulgated under the Exchange Act.

2.5. “Board” or “Board of Directors” means the Board of Directors of the Company.

2.6. “Cause” shall have the definition given such term in a Participant’s Award Agreement, or in the absence of any such definition, as determined in good faith by the Committee.

2.7. “Change of Control” means the occurrence of any of the following:

(a) an acquisition in one transaction or a series of related transactions (other than directly from the Company or pursuant to Awards granted under the Plan or compensatory options or other similar awards granted by the Company) by any Person of any Voting Securities of the Company, immediately after which such Person has Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the Company’s then outstanding Voting Securities; provided, however, that in determining whether a Change of Control has occurred pursuant to this Section 2.7(a), Voting Securities of the Company which are acquired in a Non-Control Acquisition shall not constitute an acquisition that would cause a Change of Control; or

(b) any Person acquires (or has acquired during the twelve (12)-month period ending on the date of the most recent acquisition by such Person) Beneficial Ownership of Voting Securities of the Company possessing thirty-five percent (35%) or more of the combined voting power of the Company’s then outstanding Voting Securities; provided, however, that in determining whether a Change of Control has occurred pursuant to this Section 2.7(b), Voting Securities of the Company which are acquired in a Non-Control Acquisition shall not constitute an acquisition that would cause a Change of Control; or

(c) the individuals who, immediately prior to the Effective Date, are members of the Board (the “Company Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the election, or nomination for election of any new director was approved by a vote of at least a majority of the Company Incumbent Board, such new director shall, for purposes of the Plan, be considered as a member of the Company Incumbent Board; provided further, however, that no individual shall be considered a member of the Company Incumbent Board if such individual initially assumed office as a result of either an actual or threatened “Election Contest” (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a “Company Proxy Contest”) including by reason of any agreement intended to avoid or settle any Election Contest or Company Proxy Contest; or

(d) the consummation of any merger, consolidation, recapitalization or reorganization involving the Company unless:

(i) the shareholders of the Company, immediately before such merger, consolidation, recapitalization or reorganization, own, directly or indirectly, immediately following such merger, consolidation, recapitalization or reorganization, more than fifty percent (50%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such merger or consolidation or reorganization (the “Company Surviving Corporation”) in substantially the same proportion as their ownership of the Voting Securities of the Company immediately before such merger, consolidation, recapitalization or reorganization; and

(ii) the individuals who were members of the Company Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation, recapitalization or reorganization constitute at least a majority of the members of the board of directors of the Company Surviving Corporation, or a corporation Beneficially Owning, directly or indirectly, a majority of the voting securities of the Company Surviving Corporation, and

(iii) no Person, other than (A) the Company, (B) any Related Entity, (C) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such merger, consolidation, recapitalization or reorganization, was maintained by the Company, the Company Surviving Corporation, or any Related Entity or (D) any Person who, together with its Affiliates, immediately prior to such merger, consolidation, recapitalization or reorganization had Beneficial Ownership of fifty percent (50%) or more of the then outstanding Voting Securities of the Company, owns, together with its Affiliates, Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the Company Surviving Corporation’s then outstanding Voting Securities

(a transaction described in clauses (d)(i) through (d)(iii) above is referred to herein as a “Non-Control Transaction”); or

(e) any approval of any plan or proposal for the liquidation or dissolution of the Company; or

(f) any sale, lease, exchange, transfer or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets or business of the Company to any Person (other than (A) a transfer or distribution to a Related Entity, or (B) a transfer or distribution to the Company’s shareholders of the stock of a Related Entity or any other assets).

Notwithstanding the foregoing, a Change of Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the then outstanding Voting Securities of the Company as a result of the acquisition of Voting Securities of the Company by the Company which, by reducing the number of Voting Securities of the Company then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change of Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company and (1) before such share acquisition by the Company the Subject Person becomes the Beneficial Owner of any new or additional Voting Securities of the Company in a related transaction or (2) after such share acquisition by the Company the Subject Person becomes the Beneficial Owner of any new or additional Voting Securities of the Company which in either case increases the percentage of the then outstanding Voting Securities of the Company Beneficially Owned by the Subject Person, then a Change of Control shall be deemed to occur.

Solely for purposes of this Section 2.7, (1) “Affiliate” shall mean, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by, or is under common control with, such Person, and (2) “control” (including with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise. Any Relative (for this purpose, “Relative” means a spouse, child, parent, parent of spouse, sibling or grandchild) of an individual shall be deemed to be an Affiliate of such individual for this purpose. None of the Company or any Person controlled by the Company shall be deemed to be an Affiliate of any holder of Shares.

2.8. “Code” means the Internal Revenue Code of 1986, as it may be amended from time to time, including rules and regulations promulgated thereunder and successor provisions and rules and regulations thereto.

2.9. “Committee” means the Compensation Committee of the Board of Directors or a subcommittee thereof, or such other committee designated by the Board to administer the Plan.

2.10. “Company Incumbent Board” shall have the meaning provided in Section 2.7(c).

2.11. “Company Proxy Contest” shall have the meaning provided in Section 2.7(c).

2.12. “Company Surviving Corporation” has the meaning provided in Section 2.7(d)(i).

2.13. “Covered Employee” means any Employee who is or may become a “covered employee,” as defined in Code Section 162(m), and who is designated, either as an individual Employee or a member of a class of Employees, by the Committee within the shorter of (i) ninety (90) days after the beginning of the Performance Period, or (ii) the first twenty-five percent (25%) of the Performance Period, as a “Covered Employee” under the Plan for such applicable Performance Period.

2.14. “Director” means any individual who is a member of the Board of Directors of the Company.

2.15. “Disability” means the inability to engage in any substantial gainful occupation to which the relevant individual is suited by education, training or experience, by reason of any medically determinable physical or mental impairment, which condition can be expected to result in death or continues for a continuous period of not less than twelve (12) months; provided, however, that, for purposes of ISOs, “Disability” shall mean “permanent and total disability” as set forth in Section 22(e)(3) of the Code.

2.16. “Dividend Equivalents” means the equivalent value (in cash or Shares) of dividends that would otherwise be paid on the Shares subject to an Award but that have not been issued or delivered, as described in Article XII.

2.17. “Effective Date” shall have the meaning ascribed to such term in Section 1.1.

2.18. “Employee” means any person designated as an employee of the Company, a Subsidiary and/or an Affiliate on the payroll records thereof. An Employee shall not include any individual during any period he or she is classified or treated by the Company, a Subsidiary or an Affiliate as an independent contractor, a consultant, or any employee of an employment, consulting, or temporary agency or any other entity other than the Company, a Subsidiary and/or an Affiliate without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified as a common-law employee of the Company, a Subsidiary and/or an Affiliate during such period. As further provided in Section 20.4, for purposes of the Plan, upon approval by the Committee, the term Employee may also include Employees whose employment with the Company, a Subsidiary or an Affiliate has been terminated subsequent to being granted an Award under the Plan. For the avoidance of doubt, a Director who would otherwise be an “Employee” within the meaning of this Section 2.19 shall be considered an Employee for purposes of the Plan.

2.19. “Exchange Act” means the Securities Exchange Act of 1934, as it may be amended from time to time, including the rules and regulations promulgated thereunder and successor provisions and rules and regulations thereto.

2.20. “Fair Market Value” means the fair market value of the Shares as determined by the Committee by the reasonable application of such reasonable valuation method, consistently applied, as the Committee deems appropriate; provided, however, that, with respect to ISOs, for purposes of Section 6.3 and 6.9(c), such fair market value shall be determined subject to Section 422(c)(7) of the Code; provided further, however, that (a) if the Shares are readily tradable on an established securities market, Fair Market Value on any date shall be the last sale price reported for the Shares on such market on such date or, if no sale is reported on such date, on the last date preceding such date on which a sale was reported, or (b) if the Shares are admitted for listing on the New York Stock Exchange or other comparable market, Fair Market Value on any date shall be the last sale price reported for the Shares on such market on such date or, if no sale is reported on such date, on the last day preceding such date on which a sale was reported. In each case, the Committee shall determine Fair Market Value in a manner that satisfies the applicable requirements of Code Section 409A.

2.21. “Fiscal Year” means the calendar year, or such other consecutive twelve-month period as the Committee may select.

2.22. “Freestanding SAR” means an SAR that is granted independently of any Options, as described in Article VII.

2.23. “Grant Price” means the price established at the time of grant of an SAR pursuant to Article VII, used to determine whether there is any payment due upon exercise of the SAR.

2.24. “Incentive Stock Option” or “ISO” means a right to purchase Shares under the Plan in accordance with the terms and conditions set forth in Article VI and which is designated as an Incentive Stock Option and which is intended to meet the requirements of Section 422 of the Code.

2.25. “Insider” means an individual who is, on the relevant date, an officer, director or ten percent (10%) Beneficial Owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Committee in accordance with Section 16 of the Exchange Act.

2.26. “Non-Control Acquisition” means an acquisition (whether by merger, stock purchase, asset purchase or otherwise) by (a) an employee benefit plan (or a trust forming a part thereof) maintained by (i) the Company or (ii) any corporation or other Person of which fifty percent (50%) or more of its total value or total voting power of its Voting Securities or equity interests is owned, directly or indirectly, by the Company (a “Related Entity”); (b) the Company or any Related Entity; (c) any Person in connection with a Non-Control Transaction; or (d) any Person that owns, together with its Affiliates, Beneficial Ownership of fifty percent (50%) or more of the outstanding Voting Securities of the Company on the Effective Date.

2.27. “Non-Control Transaction” shall have the meaning provided in Section 2.7(d).

2.28. “Non-Employee Director” means a Director who is not an Employee.

2.29. “Nonqualified Stock Option” or “NQSO” means a right to purchase Shares under the Plan in accordance with the terms and conditions set forth in Article VI and which is not intended to meet the requirements of Section 422 of the Code or otherwise does not meet such requirements.

2.30. “Notice” means notice provided by a Participant to the Company in a manner prescribed by the Committee.

2.31. “Option” or “Stock Option” means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article VI.

2.32. “Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.33. “Other Stock-Based Award” means an equity-based or equity-related Award described in Section 10.1, granted in accordance with the terms and conditions set forth in Article X.

2.34. “Participant” means any eligible individual as set forth in Article V who holds one or more outstanding Awards.

2.35. “Performance-Based Compensation” means compensation under an Award that is intended to satisfy the requirements of Code Section 162(m) for certain performance-based compensation paid to Covered Employees. Notwithstanding the foregoing, nothing in the Plan shall be construed to mean that an Award which does not satisfy the requirements for performance-based compensation under Code Section 162(m) does not constitute performance-based compensation for other purposes, including Code Section 409A.

2.36. “Performance Measure” means performance criteria or measures as described in Section 11.1 on which the performance goals described in Article XI are based and which are approved by the Company’s shareholders pursuant to the Plan in order to qualify certain Awards as Performance-Based Compensation in accordance with Article XI.

2.37. “Performance Period” means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to, or the amount or entitlement to, an Award.

2.38. “Performance Share” means an Award of a performance share granted to a Participant, as described in Article IX.

2.39. “Performance Unit” means an Award of a performance unit granted to a Participant, as described in Article IX.

2.40. “Period of Restriction” means the period during which Shares of Restricted Stock or Restricted Stock Units are subject to a substantial risk of forfeiture, and, in the case of Restricted Stock, the transfer of Shares of Restricted Stock is limited in some way, as provided in Article VIII.

2.41. “Person” means “person” as such term is used for purposes of Section 13(d) or 14(d) of the Exchange Act, including any individual, corporation, limited liability company, partnership, trust, unincorporated organization, government or any agency or political subdivision thereof, or any other entity or any group of persons.

2.42. “Qualified Change of Control” means a Change of Control that qualifies as a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company, within the meaning of Section 409A(a)(2)(A)(v) of the Code.

2.43. “Related Entity” has the meaning provided in Section 2.26.

2.44. “Restricted Stock” means an Award granted to a Participant pursuant to Article VIII.

2.45. “Restricted Stock Unit” means an Award, whose value is equal to a Share, granted to a Participant pursuant to Article VIII.

2.46. “Retirement” means Termination of a Participant due to either (a) retirement in accordance with any employee pension benefit plan maintained by the Company that is intended to satisfy the requirements of Section 401(a) of the Code entitling such Participant to a full pension under such plan or (b) retirement with the consent of the Committee.

2.47. “Rule 16b-3” means Rule 16b-3 under the Exchange Act, or any successor rule, as the same may be amended from time to time.

2.48. “Securities Act” means the Securities Act of 1933, as it may be amended from time to time, including the rules and regulations promulgated thereunder and successor provisions and rules and regulations thereto.

2.49. “Share” means a share of common stock, par value $1.00 per share, of the Company (including any new, additional or different stock or securities resulting from any change in corporate capitalization as listed in Section 4.3).

2.50. “Stock Appreciation Right” or “SAR” means an Award, granted alone (a “Freestanding SAR”) or in connection with a related Option (a “Tandem SAR”), designated as an SAR, pursuant to the terms of Article VII.

2.51. “Subject Person” has the meaning provided in Section 2.7.

2.52. “Subsidiary” means any present or future corporation which is or would be a “subsidiary corporation” of the Company as the term is defined in Section 424(f) of the Code.

2.53. “Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, options or other awards previously granted, or the right or obligation to grant future options or other awards, by a company acquired by the Company, a Subsidiary and/or an Affiliate or with which the Company, a Subsidiary and/or an Affiliate combines, or otherwise in connection with any merger, consolidation, acquisition of property or stock, or reorganization involving the Company, a Subsidiary or an Affiliate, including a transaction described in Code Section 424(a).

2.54. “Tandem SAR” means a SAR that is granted in connection with a related Option pursuant to Article VII.

2.55. “Termination” means the time when a Participant ceases the performance of services for the Company, any Affiliate or Subsidiary, as applicable, for any reason, with or without Cause, including a Termination by resignation, discharge, death, Disability or Retirement, but excluding (a) a Termination where there is a simultaneous reemployment or continuing employment of a Participant by the Company, Affiliate or any Subsidiary, (b) at the discretion of the Committee, a Termination that results in a temporary severance, and (c) at the discretion of the Committee, a Termination of an Employee that is immediately followed by the Participant’s service as a Non-Employee Director.

2.56. “Voting Securities” shall mean, with respect to any Person that is a corporation, all outstanding voting securities of such Person entitled to vote generally in the election of the board of directors of such Person.

ARTICLE III.

ADMINISTRATION

3.1. General. The Committee shall have exclusive authority to operate, manage and administer the Plan in accordance with its terms and conditions. Notwithstanding the foregoing, in its absolute discretion, the Board may at any time and from time to time exercise any and all rights, duties and responsibilities of the Committee under the Plan, including establishing procedures to be followed by the Committee, but excluding matters which under any applicable law, regulation or rule, including any exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3) or Section 162(m) of the Code, are required to be determined in the sole discretion of the Committee. If and to the extent that the Committee does not exist or cannot function, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee, subject to the limitations set forth in the immediately preceding sentence. Notwithstanding any other provision of the Plan to the contrary, any action or determination specifically affecting or relating to an Award granted to a Non-Employee Director shall be taken, or approved or ratified, by the Board.

3.2. Committee. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors. The Committee shall consist of not less than three (3) non-employee members of the Board, each of whom satisfies such criteria of independence as the Board may establish and such additional regulatory or listing requirements as the Board may determine to be applicable or appropriate. Appointment of Committee members shall be effective upon their acceptance of such appointment. Committee members may be removed by the Board at any time either with or without cause, and such members may resign at any time by delivering notice thereof to the Board. Any vacancy on the Committee, whether due to action of the Board or any other reason, shall be filled by the Board. The Committee shall keep minutes of its meetings. A majority of the Committee shall constitute a quorum and a majority of a quorum may authorize any action. Any decision reduced to writing and signed by a majority of the members of the Committee shall be fully effective as if it has been made at a meeting duly held.

3.3. Authority of the Committee. The Committee shall have full discretionary authority to grant, pursuant to the terms of the Plan, Awards to those individuals who are eligible to receive Awards under the Plan. Except as limited by law or by the Articles of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Committee shall have full power, in accordance with the other terms and provisions of the Plan, to:

(a) select Employees and Non-Employee Directors who may receive Awards under the Plan and become Participants;

(b) determine eligibility for participation in the Plan and decide all questions concerning eligibility for, and the amount of, Awards under the Plan;

(c) determine the sizes and types of Awards;

(d) determine the terms and conditions of Awards, including the Option Prices of Options and the Grant Prices of SARs;

(e) grant Awards as an alternative to, or as the form of payment for grants or rights earned or payable under, other bonus or compensation plans, arrangements or policies of the Company or a Subsidiary or Affiliate;

(f) grant Substitute Awards on such terms and conditions as the Committee may prescribe, subject to compliance with the ISO rules under Code Section 422 and the nonqualified deferred compensation rules under Code Section 409A, where applicable;

(g) make all determinations under the Plan concerning Termination of any Participant’s employment or service with the Company or a Subsidiary or Affiliate, including whether such Termination occurs by reason of Cause, Disability or Retirement or in connection with a Change of Control and whether a leave constitutes a Termination;

(h) construe and interpret the Plan and any agreement or instrument entered into under the Plan, including any Award Agreement;

(i) establish and administer any terms, conditions, restrictions, limitations, forfeiture, vesting or exercise schedule, and other provisions of or relating to any Award;

(j) establish and administer any performance goals in connection with any Awards, including related Performance Measures or performance criteria and applicable Performance Periods, determine the extent to which any performance goals and/or other terms and conditions of an Award are attained or are not attained, and certify whether, and to what extent, any such performance goals and other material terms applicable to Awards intended to qualify as Performance-Based Compensation were in fact satisfied;

(k) construe any ambiguous provisions, correct any defects, supply any omissions and reconcile any inconsistencies in the Plan and/or any Award Agreement or any other instrument relating to any Awards;

(l) establish, adopt, amend, waive and/or rescind rules, regulations, procedures, guidelines, forms and/or instruments for the Plan’s operation or administration;

(m) make all valuation determinations relating to Awards and the payment or settlement thereof;

(n) grant waivers of terms, conditions, restrictions and limitations under the Plan or applicable to any Award, or accelerate the vesting or exercisability of any Award;

(o) subject to the provisions of Article XVI, amend or adjust the terms and conditions of any outstanding Award and/or adjust the number and/or class of shares of stock subject to any outstanding Award;

(p) at any time and from time to time after the granting of an Award, specify such additional terms, conditions and restrictions with respect to such Award as may be deemed necessary or appropriate to ensure compliance with any and all applicable laws or rules, including terms, restrictions and conditions for compliance with applicable securities laws or listing rules, methods of withholding or providing for the payment of required taxes and restrictions regarding a Participant’s ability to exercise Options through a cashless (broker-assisted) exercise;

(q) offer to buy out an Award previously granted, based on such terms and conditions as the Committee shall establish with and communicate to the Participant at the time such offer is made;

(r) determine whether, and to what extent and under what circumstances Awards may be settled in cash, Shares or other property or canceled or suspended; and

(s) exercise all such other authorities, take all such other actions and make all such other determinations as it deems necessary or advisable for the proper operation and/or administration of the Plan.

3.4. Award Agreements. The Committee shall, subject to applicable laws and rules, determine the date an Award is granted. Each Award shall be evidenced by an Award Agreement; however, two or more Awards granted to a single Participant may be combined in a single Award Agreement. An Award Agreement shall not be a precondition to the granting of an Award; provided, however, that (a) the Committee may, but need not, require as a condition to any Award Agreement’s effectiveness, that such Award Agreement be executed on behalf of the Company and/or by the Participant to whom the Award evidenced thereby shall have been granted (including by electronic signature or other electronic indication of acceptance), and such executed Award Agreement be delivered to the Company, and (b) no person shall have any rights under any Award unless and until the Participant to whom such Award shall have been granted has complied with the applicable terms and conditions of the Award. The Committee shall prescribe the form of all Award Agreements, and, subject to the terms and conditions of the Plan, shall determine the content of all Award Agreements. Any Award Agreement may be supplemented or amended in writing from time to time as approved by the Committee; provided that the terms and conditions of any such Award Agreement as supplemented or amended are not inconsistent with the provisions of the Plan. In the event of any dispute or discrepancy concerning the terms of an Award, the records of the Committee or its designee shall be determinative.

3.5. Discretionary Authority; Decisions Binding. The Committee shall have full discretionary authority in all matters related to the discharge of its responsibilities and the exercise of its authority under the Plan. All determinations, decisions, actions and interpretations by the Committee with respect to the Plan and any Award Agreement, and all related orders and resolutions of the Committee shall be final, conclusive and binding on all Participants, the Company and its shareholders, any Subsidiary or Affiliate and all persons having or claiming to have any right or interest in or under the Plan and/or any Award Agreement. The Committee shall consider such factors as it deems relevant to making or taking such decisions, determinations, actions and interpretations, including the recommendations or advice of any Director or officer or employee of the Company, any director, officer or employee of a Subsidiary or Affiliate and such attorneys, consultants and accountants as the Committee may select. A Participant or other holder of an Award may contest a decision or action by the Committee with respect to such person or Award only on the grounds that such decision or action was arbitrary or capricious or was unlawful, and any review of such decision or action shall be limited to determining whether the Committee’s decision or action was arbitrary or capricious or was unlawful.

3.6. Attorneys; Consultants. The Committee may consult with counsel who may be counsel to the Company. The Committee may, with the approval of the Board, employ such other attorneys and/or consultants, accountants, appraisers, brokers, agents and other persons, any of whom may be an Employee, as the Committee deems necessary or appropriate. The Committee, the Company and its officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. The Committee shall not incur any liability for any action taken in good faith in reliance upon the advice of such counsel or other persons.

3.7. Delegation of Administration. Except to the extent prohibited by applicable law, including any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3) or Section 162(m) of the Code, or the applicable rules of a stock exchange, the Committee may, in its discretion, allocate all or any portion of its responsibilities and powers under this Article III to any one or more of its members and/or delegate all or any part of its responsibilities and powers under this Article III to any person or persons selected by it; provided, however, that the Committee may not delegate its authority to correct defects, omissions or inconsistencies in the Plan. Any such authority delegated or allocated by the Committee under this Section 3.7 shall be exercised in accordance with the terms and conditions of the Plan and any rules, regulations or administrative guidelines that may from time to time be established by the Committee, and any such allocation or delegation may be revoked by the Committee at any time.

ARTICLE IV.

SHARES SUBJECT TO THE PLAN AND ANNUAL AWARD LIMITS

4.1. Number of Shares Available for Grants. The shares of stock subject to Awards granted under the Plan shall be Shares. Such Shares subject to the Plan may be either authorized and unissued shares (which will not be subject to preemptive rights) or previously issued shares acquired by the Company or any Subsidiary. Subject to adjustment as provided in Section 4.3, the total number of Shares that may be delivered pursuant to Awards under the Plan shall be four million seven hundred thousand (4,700,000) Shares. If (a) any Shares are subject to an Option, SAR, or other Award which for any reason expires or is terminated or canceled without having been fully exercised, or are subject to any Restricted Stock Award (including any Shares subject to a Participant’s Restricted Stock Award that are repurchased by the Company at the Participant’s cost), Restricted Stock Unit Award or other Award granted under the Plan which are forfeited, or (b) any Award based on Shares is settled for cash, expires or otherwise terminates without the issuance of such Shares, the Shares subject to any such Award shall, to the extent of any such expiration, termination, cancellation, forfeiture or cash settlement, be available for delivery in connection with future Awards under the Plan; provided, however, that all Shares covered by a SAR, to the extent that it is exercised, and whether or not Shares are actually issued to the Participant upon exercise of the SAR, shall reduce the total number of Shares available for delivery under the Plan. Any Shares delivered under the Plan upon exercise or satisfaction of Substitute Awards shall not reduce the Shares available for delivery under the Plan; provided, however, that the total number of Shares that may be delivered pursuant to

Incentive Stock Options granted under the Plan shall be the number of Shares set forth in the first sentence of this Section 4.1, as adjusted pursuant to this Section 4.1, but without application of the foregoing provisions of this sentence.

4.2. Annual Award Limits. The following limits shall apply to grants of all Awards under the Plan:

(a) Options: The maximum aggregate number of Shares that may be subject to Options granted in any one Fiscal Year to any one Participant shall be five hundred thousand (500,000) Shares.

(b) SARs: The maximum aggregate number of Shares that may be subject to Stock Appreciation Rights granted in any one Fiscal Year to any one Participant shall be five hundred thousand (500,000) Shares. Any Shares covered by Options which include Tandem SARs granted to one Participant in any Fiscal Year shall reduce this limit on the number of Shares subject to SARs that can be granted to such Participant in such Fiscal Year.

(c) Restricted Stock or Restricted Stock Units: The maximum aggregate number of Shares that may be subject to Awards of Restricted Stock or Restricted Stock Units granted in any one Fiscal Year to any one Participant shall be two hundred fifty thousand (250,000) Shares.

(d) Performance Shares or Performance Units: The maximum aggregate grant with respect to Awards of Performance Shares or Performance Units granted in any one Fiscal Year to any one Participant shall be two hundred fifty thousand (250,000) Shares.

(e) Other Stock-Based Awards: The maximum aggregate grant with respect to Other Stock-Based Awards made in any one Fiscal Year to any one Participant shall be two hundred fifty thousand (250,000) Shares (or cash amounts based on the value of such number of Shares).

To the extent required by Section 162(m) of the Code, Shares subject to Options or SARs which are canceled shall continue to be counted against the limits set forth in paragraphs (a) and (b) immediately preceding.

4.3. Adjustments in Authorized Shares. In the event of any corporate event or transaction (including a change in the Shares or the capitalization of the Company), such as a reclassification, recapitalization, merger, consolidation, reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code), issuance of warrants or rights, dividend or other distribution (whether in the form of cash, stock or other property), stock split or reverse stock split, spin-off, split-up, combination or exchange of shares, repurchase of shares, or other like change in corporate structure, partial or complete liquidation of the Company or distribution (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the Committee, in its discretion, in order to prevent dilution or enlargement of Participants’ rights under the Plan, shall substitute or adjust, as applicable, the number, class and kind of securities which may be delivered under Section 4.1; the number, class and kind, and/or price (such as the Option Price of Options or the Grant Price of SARs) of securities subject to outstanding Awards; the Award limits set forth in Section 4.2; and other value determinations applicable to outstanding Awards; provided, however, that the number of Shares subject to any Award shall always be a whole number. The Committee, in its sole discretion, may also make appropriate adjustments and modifications in the terms of any outstanding Awards to reflect or related to any such events, adjustments, substitutions or changes, including modifications of performance goals and changes in the length of Performance Periods, subject to the requirements of Article XI in the case of Awards intended to qualify as Performance-Based Compensation. Any adjustment, substitution or change pursuant to this Section 4.3 made with respect to an Award intended to be an Incentive Stock Option shall be made only to the extent consistent with such intent, unless the Committee determines otherwise, and any such adjustment that is made with respect to an Award that provides for Performance-Based Compensation shall be made consistent with the intent that such Award qualify for the performance-based compensation exception under Section 162(m) of the Code. The Committee shall not make any adjustment pursuant to this Section 4.3 that would cause an Award that is otherwise exempt from Code Section 409A to become subject to Code Section 409A, or that would cause an Award that is subject to Code Section 409A to fail to satisfy the requirements of Code Section 409A. All determinations of the Committee as to adjustments or changes, if any, under this Section 4.3 shall be conclusive and binding on the Participants.

4.4. No Limitation on Corporate Actions. The existence of the Plan and any Awards granted hereunder shall not affect in any way the right or power of the Company, any Subsidiary or any Affiliate to make or authorize any adjustment, recapitalization, reorganization or other change in its capital structure or business structure, any merger or consolidation, any issuance of debt, preferred or prior preference stock ahead of or affecting the Shares, additional shares of capital stock or other securities or subscription rights thereto, any dissolution or liquidation, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding. Further, except as expressly provided herein or by the Committee, (i) the issuance by the Company of Shares or any class of securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, (ii) the payment of a dividend in property other than Shares, (iii) the occurrence of any capital change described in Section 4.3 or (iv) the occurrence of any similar transaction, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to Awards theretofore granted or the Option Price, Grant Price or purchase price per share applicable to any Award, unless the Committee shall determine, in its discretion, that an adjustment is necessary or appropriate.

ARTICLE V.

ELIGIBILITY AND PARTICIPATION

5.1. Eligibility. Employees and Non-Employee Directors shall be eligible to become Participants and receive Awards in accordance with the terms and conditions of the Plan, subject to the limitations on the granting of ISOs set forth in Section 6.9(a), the granting of SARs set forth in Section 7.1 and the granting of Performance Units and Performance Shares set forth in Section 9.1.

5.2. Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select Participants from all eligible Employees and Non-Employee Directors and shall determine the nature and amount of each Award.

ARTICLE VI.

STOCK OPTIONS

6.1. Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee. The Committee may grant an Option or provide for the grant of an Option, either from time to time in the discretion of the Committee or automatically upon the occurrence of specified events, including the achievement of performance goals, the satisfaction of an event or condition within the control of the recipient of the Option or within the control of others. The granting of an Option shall take place when the Committee by resolution, written consent or other appropriate action determines to grant such Option for a particular number of Shares to a particular Participant at a particular Option Price.

6.2. Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which the Option shall become exercisable and such other provisions as the Committee shall determine, which are not inconsistent with the terms of the Plan; provided that if an Award Agreement does not contain exercisability criteria, the Option governed by such Award Agreement shall become exercisable in equal parts on each of the first five (5) anniversaries of the date on which the Option was granted, subject to the other terms and conditions of the Award Agreement and the Plan. The Award Agreement also shall specify whether the Option is intended to be an ISO or an NQSO. To the extent that any Option does not qualify as an ISO (whether because of its provisions or the time or manner of its exercise or otherwise), such Option, or the portion thereof which does not so qualify, shall constitute a separate NQSO.

6.3. Option Price. The Option Price for each Option shall be determined by the Committee and set forth in the Award Agreement; provided that, subject to Section 6.9(c), the Option Price of an Option shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted; provided further, that Substitute Awards or Awards granted in connection with an adjustment provided for in Section 4.3, in the form of stock options, shall have an Option Price per Share that is intended to maintain the economic value of the Award that was replaced or adjusted, as determined by the Committee.

6.4. Duration of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant and set forth in the Award Agreement; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary of its date of grant, subject to the respective last sentences of Sections 6.5 and 6.9(c).

6.5. Exercise of Options. Options shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance determine and set forth in the Award Agreement, which need not be the same for each grant or for each Option or Participant; provided, however, that no Option (unless it is a Substitute Award) may become exercisable until the expiration of a period of at least six (6) months after the grant date of such Option, except in the event of the Optionee’s death, Disability or Retirement or a Change of Control. An Agreement may provide that the period of time over which an Option other than an ISO may be exercised shall be automatically extended if on the scheduled expiration date of such Option the Optionee’s exercise of such Option would violate applicable securities laws; provided, however, that during such extended exercise period the Option may only be exercised to the extent the Option was exercisable in accordance with its terms immediately prior to such scheduled expiration date; provided further, however, that such extended exercise period shall end not later than thirty (30) days after the exercise of such Option first would no longer violate such laws.

6.6. Payment. Options shall be exercised by the delivery of a written notice of exercise to the Company, in a form specified or accepted by the Committee, or by complying with any alternative exercise procedures that may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for such Shares, which shall include applicable taxes, if any, in accordance with Article XVII. The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent; (b) subject to such terms, conditions and limitations as the Committee may prescribe, by tendering (either by actual delivery or attestation) unencumbered Shares previously acquired by the Participant exercising such Option having an aggregate Fair Market Value at the time of exercise equal to the total Option Price, (c) by a combination of (a) and (b); or (d) by any other method approved or accepted by the Committee in its sole discretion, including, if the Committee so determines, a cashless (broker-assisted) exercise that complies with all applicable laws; provided, however, that that the Option Price payable by any resident of the Republic of India shall be paid only on a cashless (broker-assisted) basis. Subject to any governing rules or regulations, as soon as practicable after receipt of a written notification of exercise and full payment in accordance with the preceding provisions of this Section 6.6, the Company shall deliver to the Participant exercising an Option, in the Participant’s name, evidence of book entry Shares, or, upon the Participant’s request, Share certificates, in an appropriate amount based upon the number of Shares purchased under the Option, subject to Section 20.10. Unless otherwise determined by the Committee, all payments under all of the methods described above shall be paid in United States dollars.

6.7. Rights as a Shareholder. No Participant or other person shall become the beneficial owner of any Shares subject to an Option, nor have any rights to dividends or other rights of a shareholder with respect to any such Shares, until the Participant has actually received such Shares following exercise of his or her Option in accordance with the provisions of the Plan and the applicable Award Agreement.

6.8. Termination of Employment or Service. Except as otherwise provided in the Award Agreement, an Option may be exercised only to the extent that it is then exercisable, and if at all times during the period beginning with the date of granting of such Option and ending on the date of exercise of such Option the Participant is an Employee or Non-Employee Director, and shall terminate immediately upon a Termination of the Participant. An Option shall cease to become newly exercisable upon a Termination of the holder thereof.

Notwithstanding the immediately foregoing paragraph, an Option may only be exercised following Termination as provided below in this Section 6.8, unless otherwise provided by the Committee or in the Award Agreement:

(a) In the event a Participant ceases to be an Employee because of Retirement or ceases to be a Non-Employee Director because of voluntary resignation, the Participant shall have the right to exercise his or her Option, to the extent exercisable as of the date of such Retirement or voluntary resignation, respectively, at any time within one (1) year after Retirement or voluntary resignation, respectively.

(b) In the event a Participant ceases to be an Employee or Non-Employee Director due to Disability, the Option held by the Participant may be exercised, to the extent exercisable as of the date of such Termination, at any time within one (1) year after such Termination.

(c) In the event a Participant’s employment with the Company or any Affiliate or Subsidiary or a Participant’s rendering of services as a Non-Employee Director to the Company ceases for reasons other than those described in subsections (a) or (b) immediately above and not due to Termination for Cause, his or her Option, to the extent exercisable as of the date of such Termination, may be exercised at any time prior to the first (1st) anniversary of the date of such Termination.

(d) In the event a Participant dies either while an Employee or Non-Employee Director or after Termination under circumstances described in subsections (a), (b) or (c) immediately above within the applicable time period described therein, any Options held by such Participant, to the extent such Options would have been exercisable in accordance with the applicable subsection of this Section 6.8 as of the date of the Participant’s death, may be exercised at any time within one (1) year after the Participant’s death by the Participant’s beneficiary or the executors or administrators of the Participant’s estate or by any person or persons who shall have acquired the Option directly from the Participant by bequest or inheritance, in accordance herewith.

Notwithstanding the foregoing provisions of this Section 6.8 to the contrary, the Committee may determine in its discretion that an Option may be exercised following any such Termination, whether or not exercisable at the time of such Termination. Subsections (a), (b), (c) and (d) of this Section 6.8, and the immediately preceding sentence, shall be subject to the condition that, except as otherwise provided by the Committee, no Option may be exercised after a Participant’s Termination for Cause or after the expiration date of such Option specified in the applicable Award Agreement.

6.9.	Limitations on Incentive Stock Options.

(a) General. No ISO shall be granted to any individual otherwise eligible to participate in the Plan who is not an Employee of the Company or a Subsidiary on the date of granting of such Option. Any ISO granted under the Plan shall contain such terms and conditions, consistent with the Plan, as the Committee may determine to be necessary to qualify such Option as an “incentive stock option” under Section 422 of the Code. Any ISO granted under the Plan may be modified by the Committee to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code.

(b) $100,000 Per Year Limitation. Notwithstanding any intent to grant ISOs, an Option granted under the Plan will not be considered an ISO to the extent that it, together with any other “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to subsection (d) of such Section) under the Plan and any other “incentive stock option” plans of the Company, any Subsidiary and any “parent corporation” of the Company within the meaning of Section 424(e) of the Code, are exercisable for the first time by any Participant during any calendar year with respect to Shares having an aggregate Fair Market Value in excess of $100,000 (or such other limit as may be required by the Code) as of the time the Option with respect to such Shares is granted. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted.

(c) Options Granted to Certain Shareholders. No ISO shall be granted to an individual otherwise eligible to participate in the Plan who owns (within the meaning of Section 424(d) of the Code), at the time the Option is granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or a Subsidiary or any “parent corporation” of the Company within the meaning of Section 424(e) of the Code. This restriction does not apply if at the time such ISO is granted the Option Price of the ISO is at least 110% of the Fair Market Value of a Share on the date such ISO is granted, and the ISO by its terms is not exercisable after the expiration of five years from such date of grant.

ARTICLE VII.

STOCK APPRECIATION RIGHTS

7.1. Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants other than Non-Employee Directors at any time and from time to time as shall be determined by the Committee. The Committee may grant an SAR (a) in connection and simultaneously with the grant of an Option (a Tandem SAR) or (b) independent of, and unrelated to, an Option (a Freestanding SAR). The Committee shall have complete discretion in determining the number of Shares to which a SAR pertains (subject to Article IV) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to any SAR.

7.2. Grant Price. The Grant Price for each SAR shall be determined by the Committee and set forth in the Award Agreement, subject to the limitations of this Section 7.2. The Grant Price for each Freestanding SAR shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the date such Freestanding SAR is granted, except in the case of Substitute Awards or Awards granted in connection with an adjustment provided for in Section 4.3. The Grant Price of a Tandem SAR shall be equal to the Option Price of the related Option.

7.3. Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR shall be exercisable only when and to the extent the related Option is exercisable and may be exercised only with respect to the Shares for which the related Option is then exercisable. A Tandem SAR shall entitle a Participant to elect, in the manner set forth in the Plan and the applicable Award Agreement, in lieu of exercising his or her unexercised related Option for all or a portion of the Shares for which such Option is then exercisable pursuant to its terms, to surrender such Option to the Company with respect to any or all of such Shares and to receive from the Company in exchange therefor a payment described in Section 7.7. An Option with respect to which a Participant has elected to exercise a Tandem SAR shall, to the extent of the Shares covered by such exercise, be canceled automatically and surrendered to the Company. Such Option shall thereafter remain exercisable according to its terms only with respect to the number of Shares as to which it would otherwise be exercisable, less the number of Shares with respect to which such Tandem SAR has been so exercised. Notwithstanding any other provision of the Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (a) the Tandem SAR will expire no later than the expiration of the related ISO; (b) the value of the payment with respect to the Tandem SAR may not exceed the difference between the Fair Market Value of the Shares subject to the related ISO at the time the Tandem SAR is exercised and the Option Price of the related ISO; and (c) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

7.4. Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, in accordance with the Plan, determines and sets forth in the Award Agreement; provided, however, that no SAR (unless it is a Substitute Award) may become exercisable until the expiration of a period of at least six (6) months after the grant date of such SAR, except in the event of the holder’s death, Disability or Retirement or a Change of Control.

7.5. Award Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the number of Shares to which the SAR pertains, the Grant Price, the term of the SAR, and such other terms and conditions as the Committee shall determine in accordance with the Plan.

7.6. Term of SARs. The term of a SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that the term of any Tandem SAR shall be the same as the related Option and no SAR shall be exercisable more than ten (10) years after it is granted, subject to the last sentence of Section 6.5 in the case of a Tandem SAR.

7.7. Payment of SAR Amount. An election to exercise SARs shall be deemed to have been made on the date of Notice of such election to the Company. Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a) The excess of the Fair Market Value of a Share on the date of exercise over the Grant Price of the SAR; by

(b) The number of Shares with respect to which the SAR is exercised.

Notwithstanding the foregoing provisions of this Section 7.7 to the contrary, the Committee may establish and set forth in the applicable Award Agreement a maximum amount per Share that will be payable upon the exercise of a SAR. At the discretion of the Committee, such payment upon exercise of a SAR shall be in cash, in Shares of equivalent Fair Market Value, or in some combination thereof.

7.8. Rights as a Shareholder. A Participant receiving a SAR shall have the rights of a Shareholder only as to Shares, if any, actually issued to such Participant upon satisfaction or achievement of the terms and conditions of the Award, and in accordance with the provisions of the Plan and the applicable Award Agreement, and not with respect to Shares to which such Award relates but which are not actually issued to such Participant.

7.9. Termination of Employment. Each SAR Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following such Participant’s Termination, subject to Section 6.8, as applicable to any Tandem SAR. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for Termination.

ARTICLE VIII.

RESTRICTED STOCK AND RESTRICTED STOCK UNITS

8.1. Awards of Restricted Stock and Restricted Stock Units. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts as the Committee shall determine. Subject to the terms and conditions of this Article VIII and the Award Agreement, upon delivery of Shares of Restricted Stock to a Participant, or creation of a book entry evidencing a Participant’s ownership of Shares of Restricted Stock, pursuant to Section 8.6, the Participant shall have all of the rights of a shareholder with respect to such Shares, subject to the terms and restrictions set forth in this Article VIII or the applicable Award Agreement or as determined by the Committee. Restricted Stock Units shall be similar to Restricted Stock, except no Shares are actually awarded to a Participant who is granted Restricted Stock Units on the date of grant, and such Participant shall have no rights of a shareholder with respect to such Restricted Stock Units.

8.2. Award Agreement. Each Restricted Stock and/or Restricted Stock Unit Award shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine in accordance with the Plan. Any Restricted Stock Award must be accepted by the Participant within a period of ninety (90) days (or such shorter period as determined by the Committee at the time of award) after the award date, by executing such Restricted Stock Award Agreement and providing the Committee or its designee a copy of such executed Award Agreement and payment of the applicable purchase price of such Shares of Restricted Stock, if any, as determined by the Committee.

8.3. Nontransferability of Restricted Stock. Except as provided in this Article VIII, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, encumbered, alienated, hypothecated or otherwise disposed of until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award Agreement.

8.4. Period of Restriction and Other Restrictions. The Period of Restriction shall lapse based on continuing service as a Non-Employee Director or continuing employment with the Company, a Subsidiary or an Affiliate, the achievement of performance goals, the satisfaction of other conditions or restrictions or upon the occurrence of other events, in each case, as determined by the Committee, at its discretion, and stated in the Award Agreement.

8.5. Delivery of Shares, Payment of Restricted Stock Units. Subject to Section 20.10, after the last day of the Period of Restriction applicable to a Participant’s Shares of Restricted Stock, and after all conditions and restrictions applicable to such Shares of Restricted Stock have been satisfied or lapse (including satisfaction of any applicable withholding tax obligations), pursuant to the applicable Award Agreement, such Shares of Restricted Stock shall become freely transferable by such Participant. After the last day of the Period of Restriction applicable to a Participant’s Restricted Stock Units, and after all conditions and restrictions applicable to Restricted Stock Units have been satisfied or lapse (including satisfaction of any applicable withholding tax obligations), pursuant to the applicable Award Agreement, such Restricted Stock Units shall be settled by delivery of Shares, a cash payment determined by reference to the then-current Fair Market Value of Shares or a combination of Shares and such cash payment as the Committee, in its sole discretion, shall determine, either by the terms of the Award Agreement or otherwise.

8.6. Forms of Restricted Stock Awards. Each Participant who receives an Award of Shares of Restricted Stock shall be issued a stock certificate or certificates evidencing the Shares covered by such Award registered in the name of such Participant, which certificate or certificates may contain an appropriate legend. The Committee may require a Participant who receives a certificate or certificates evidencing a Restricted Stock Award to immediately deposit such certificate or certificates, together with a stock power or other appropriate instrument of transfer, endorsed in blank by the Participant, with signatures guaranteed in accordance with the Exchange Act if required by the Committee, with the Secretary of the Company or an escrow holder as provided in the immediately following sentence. The Secretary of the Company or such escrow holder as the Committee may appoint shall retain physical custody of each certificate representing a Restricted Stock Award until the Period of Restriction and any other restrictions imposed by the Committee or under the Award Agreement with respect to the Shares evidenced by such certificate expire or shall have been removed. The foregoing to the contrary notwithstanding, the Committee may, in its discretion, provide that a Participant’s ownership of Shares of Restricted Stock prior to the lapse of the Period of Restriction or any other applicable restrictions shall, in lieu of such certificates, be evidenced by a “book entry” (i.e., a computerized or manual entry) in the records of the Company or its designated agent in the name of the Participant who has received such Award. Such records of the Company or such agent shall, absent manifest error, be binding on all Participants who receive Restricted Stock Awards evidenced in such manner. The holding of Shares of Restricted Stock by the Company or such an escrow holder, or the use of book entries to evidence the ownership of Shares of Restricted Stock, in accordance with this Section 8.6, shall not affect the rights of Participants as owners of the Shares of Restricted Stock awarded to them, nor affect the restrictions applicable to such shares under the Award Agreement or the Plan, including the Period of Restriction.

8.7. Voting Rights. Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding Shares of Restricted Stock may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units.

8.8. Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock shall be credited with any cash dividends paid with respect to such Shares while they are so held, unless determined otherwise by the Committee and set forth in the Award Agreement. The Committee may apply any restrictions to such dividends that the Committee deems appropriate. Except as set forth in the Award Agreement, in the event of (a) any adjustment as provided in Section 4.3, or (b) any shares or securities are received as a dividend, or an extraordinary dividend is paid in cash, on Shares of Restricted Stock, any new or additional Shares or securities or any extraordinary dividends paid in cash received by a recipient of Restricted Stock shall be subject to the same terms and conditions, including the Period of Restriction, as relate to the original Shares of Restricted Stock.

8.9. Termination of Employment or Service. Except as otherwise provided in this Section 8.9, during the Period of Restriction, any Restricted Stock Units and/or Shares of Restricted Stock held by a Participant shall be forfeited and revert to the Company (or, if Shares of Restricted Sock were sold to the Participant, the Participant shall be required to resell such Shares to the Company at cost) upon the Participant’s Termination or the failure to meet or satisfy any applicable performance goals or other terms, conditions and restrictions to the extent set forth in the applicable Award Agreement. Each applicable Award Agreement shall set forth the extent to which, if any, the Participant shall have the right to retain Restricted Stock Units and/or Shares of Restricted Stock following such Participant’s Termination. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the applicable Award Agreement, need not be uniform among all such Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for, or circumstances of, such Termination.

8.10. Compliance With Section 409A. Unless the Committee provides otherwise in an Award Agreement, each Restricted Stock Unit shall be paid in full to the Participant no later than the fifteenth day of the third month after the end of the first calendar year in which the Restricted Stock Unit is no longer subject to a “substantial risk of forfeiture” within the meaning of Code Section 409A. If the Committee provides in an Award Agreement that a Restricted Stock Unit is intended to be subject to Code Section 409A, the Award Agreement shall include terms that are intended to satisfy the requirements of Section 409A.

ARTICLE IX.

PERFORMANCE UNITS AND PERFORMANCE SHARES

9.1. Grant of Performance Units and Performance Shares. Subject to the terms of the Plan, Performance Units and/or Performance Shares may be granted to Participants other than Non-Employee Directors in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee, in accordance with the Plan. A Performance Unit or Performance Share entitles the Participant who receives such Award to receive Shares or cash upon the attainment of performance goals and/or satisfaction of other terms and conditions determined by the Committee when the Award is granted and set forth in the Award Agreement. Such entitlements of a Participant with respect to his or her outstanding Performance Unit or Performance Share shall be reflected by a bookkeeping entry in the records of the Company, unless otherwise provided by the Award Agreement. The terms and conditions of such Awards shall be consistent with the Plan and set forth in the Award Agreement and need not be uniform among all such Awards or all Participants receiving such Awards.

9.2. Value of Performance Units and Performance Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units and Performance Shares that will be paid out to the Participant.

9.3. Earning of Performance Units and Performance Shares. Subject to the terms of the Plan, after the applicable Performance Period has ended, the holder of Performance Units or Performance Shares shall be entitled to receive payment on the number and value of Performance Units or Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals and/or other terms and conditions have been achieved or satisfied. The Committee shall determine the extent to which any such pre-established performance goals and/or other terms and conditions of a Performance Unit or Performance Share are attained or not attained following conclusion of the applicable Performance Period. The Committee may, in its discretion, waive any such performance goals and/or other terms and conditions relating to any such Award not intended to qualify as Performance-Based Compensation.

9.4. Form and Timing of Payment of Performance Units and Performance Shares. Payment of earned Performance Units and Performance Shares shall be as determined by the Committee and as set forth in the Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Units and Performance Shares in the form of cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance Units or Performance Shares as soon as practicable after the end of the Performance Period and following the Committee’s determination of actual performance against the performance goals and/or other terms and conditions established by the Committee. Such Shares may be granted subject to any restrictions imposed by the Committee, including pursuant to Section 20.10. The determination of the Committee with respect to the form of payment of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

9.5. Rights as a Shareholder. A Participant receiving a Performance Unit or Performance Share shall have the rights of a shareholder only as to Shares, if any, actually received by the Participant upon satisfaction or achievement of the terms and conditions of such Award and not with respect to Shares subject to the Award but not actually issued to such Participant.

9.6. Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Performance Units and/or Performance Shares following such Participant’s Termination. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the applicable Award Agreement, need not be uniform among all such Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for Termination.

9.7. Compliance With Section 409A. Unless the Committee provides otherwise in an Award Agreement, each Performance Unit and/or Performance Share shall be paid in full to the Participant no later than the fifteenth day of the third month after the end of the first calendar year in which such Award is no longer subject to a “substantial risk of forfeiture” within the meaning of Code Section 409A. If the Committee provides in an Award Agreement that a Performance Share or Performance Unit is intended to be subject to Code Section 409A, the Award Agreement shall include terms that are intended to satisfy the requirements of Section 409A.

ARTICLE X.

OTHER STOCK-BASED AWARDS

10.1. Other Stock-Based Awards. The Committee may grant types of equity-based or equity-related Awards not otherwise described by the terms of the Plan (including the grant or offer for sale of unrestricted Shares), in such amounts (subject to Article IV) and subject to such terms and conditions, as the Committee shall determine. Such Other Stock-Based Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

10.2. Value of Other Stock-Based Awards. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee. The Committee may establish performance goals in its discretion, and any such performance goals shall be set forth in the applicable Award Agreement. If the Committee exercises its discretion to establish performance goals, the number and/or value of Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which such performance goals are met.

10.3. Payment of Other Stock-Based Awards. Payment, if any, with respect to an Other Stock-Based Award shall be made in accordance with the terms of the Award, as set forth in the Award Agreement, in cash or Shares as the Committee determines.

10.4. Termination of Employment or Directorship. The Committee shall determine the extent to which the Participant shall have the right to receive Other Stock-Based Awards following the Participant’s Termination. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in the applicable Award Agreement, but need not be uniform among all Other Stock-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for Termination.

10.5. Compliance With Section 409A. Unless the Committee provides otherwise in an Award Agreement, each Other Stock-Based Award shall be paid in full to the Participant no later than the fifteenth day of the third month after the end of the first calendar year in which the Other Stock-Based Award is no longer subject to a “substantial risk of forfeiture” within the meaning of Code Section 409A. If the Committee provides in an Award Agreement that an Other Stock-Based Award is intended to be subject to Code Section 409A, the Award Agreement shall include terms that are intended to satisfy the requirements of Section 409A.

ARTICLE XI.

PERFORMANCE MEASURES

11.1. Performance Measures. The objective performance goals upon which the granting, payment and/or vesting of Awards to Covered Employees that are intended to qualify as Performance-Based Compensation may occur shall be based on any one or more of the following Performance Measures selected by the Committee:

(a) Earnings per share;

(b) Net earnings or net income (before or after taxes);

(c) Net sales or revenue;

(d) Net operating profit;

(e) Return measures (including return on assets, capital, invested capital, equity, sales or revenue);

(f) Cash flow (including operating cash flow, free cash flow, cash flow return on equity and cash flow return on investment);

(g) Earnings before or after interest, taxes, depreciation and/or amortization;

(h) Gross or operating margins;

(i) Productivity ratios;

(j) Revenue growth;

(k) Expenses;

(l) Margins;

(m) Operating efficiency;

(n) Customer satisfaction;

(o) Working capital;

(p) Market share;

(q) Share price (including growth measures, market capitalization, total shareholder return and return relative to market indices); and

(r) Economic value added or EVA (net operating profit after tax minus capital multiplied by the cost of capital).

Such performance goals shall be established by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Code Section 162(m)(4)(C), or any successor provision thereto, and the regulations thereunder, for performance-based compensation, and may be set forth in the applicable Award Agreement. Any Performance Measures may be used to measure the performance of the Company, its Affiliates, and/or Subsidiaries as a whole or any business unit of the Company, its Affiliates, and/or Subsidiaries or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparator companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Measure (g) above as compared to various stock market indices.

11.2. Evaluation of Performance. Notwithstanding any other provision of the Plan, payment or vesting of any such Award that is intended to qualify as Performance-Based Compensation shall not be made until the Committee certifies in writing that the applicable performance goals and any other material terms of such Award were in fact satisfied, except as otherwise provided in Section 11.3. The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary, unusual and/or nonrecurring items of gain or loss, (f) acquisitions or divestitures, and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

11.3. Adjustment of Performance-Based Compensation. Notwithstanding any provision of the Plan to the contrary, with respect to any Award that is intended to qualify as Performance-Based Compensation, (a) the Committee may adjust downwards, but not upwards, any amount payable, or other benefits granted, issued, retained and/or vested pursuant to such an Award on account of satisfaction of the applicable performance goals on the basis of such further considerations as the Committee in its discretion shall determine, and (b) the Committee may not waive the achievement of the applicable performance goals, except in the case of the Participant’s death, Disability or involuntary termination of employment by the Company or a Subsidiary or Affiliate without Cause, or a Change of Control.

11.4. Committee Discretion. In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting of such Awards on performance measures other than those set forth in Section 11.1.

ARTICLE XII.

DIVIDEND EQUIVALENTS

12.1. Dividend Equivalents. Unless otherwise provided by the Committee, no adjustment shall be made in the Shares issuable or taken into account under Awards on account of cash dividends that may be paid or other rights that may be issued to the holders of Shares prior to issuance of such Shares under such Award. The Committee may grant Dividend Equivalents based on the dividends declared on Shares that are subject to any Award, including any Award the payment or settlement of which is deferred pursuant to Section 20.6. Dividend Equivalents may be credited as of the dividend payment dates, during the period between the date the Award is granted and the date the Award becomes payable or terminates or expires. Dividend Equivalents may be subject to any limitations and/or restrictions determined by the Committee. Dividend Equivalents shall be converted to cash or additional Shares by such formula and at such time, and shall be paid at such times, as may be determined by the Committee. Unless the Award Agreement provides otherwise, Dividend Equivalents shall be paid to the Participant at least annually, not later than the fifteenth day of the third month following the end of the calendar year in which the Dividend Equivalents are credited (or, if later, the fifteenth day of the third month following the end of the calendar year in which the Dividend Equivalents are no longer subject to a substantial risk of forfeiture within the meaning of Code Section 409A). Any Dividend Equivalents that are accumulated and paid after the date specified in the preceding sentence shall be explicitly set forth in a separate arrangement that provides for the payment of the dividend equivalents at a time and in a manner that satisfies the requirements of Code Section 409A. No Dividend Equivalents shall relate to Shares underlying an Option or SAR unless such Dividend Equivalent rights are explicitly set forth as a separate arrangement and do not cause any such Option or SAR to be subject to Code Section 409A.

ARTICLE XIII.

TRANSFERABILITY OF AWARDS; BENEFICIARY DESIGNATION

13.1. Transferability of Incentive Stock Options. No ISO or Tandem SAR granted in connection with an ISO may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or in accordance with Section 13.3. Further, all ISOs and Tandem SARs granted in connection with ISOs granted to a Participant shall be exercisable during his or her lifetime only by such Participant.

13.2. All Other Awards. Except as otherwise provided in Section 8.5 or Section 13.3 or a Participant’s Award Agreement or otherwise determined at any time by the Committee, no Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution; provided that the Committee may permit further transferability, on a general or a specific basis, and may impose conditions and limitations on any permitted transferability, subject to Section 13.1 and any applicable Period of Restriction. Further, except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, or unless the Committee decides to permit further transferability, subject to Section 13.1 and any applicable Period of Restriction, all Awards granted to a Participant under the Plan, and all rights with respect to such Awards, shall be exercisable or available during his or her lifetime only by or to such Participant. With respect to those Awards, if any, that are permitted to be transferred to another individual, references in the Plan to exercise or payment related to such Awards by or to the Participant shall be deemed to include, as determined by the Committee, the Participant’s permitted transferee. In the event any Award is exercised by or otherwise paid to the executors, administrators, heirs or distributees of the estate of a deceased Participant, or such a Participant’s beneficiary, or the transferee of an

Award, in any such case, pursuant to the terms and conditions of the Plan and the applicable Agreement and in accordance with such terms and conditions as may be specified from time to time by the Committee, the Company shall be under no obligation to issue Shares thereunder unless and until the Company is satisfied, as determined in the discretion of the Committee, that the person or persons exercising such Award, or to receive such payment, are the duly appointed legal representative of the deceased Participant’s estate or the proper legatees or distributees thereof or the named beneficiary of such Participant, or the valid transferee of such Award, as applicable. Any purported assignment, transfer or encumbrance of an Award that does not comply with this Section 13.2 shall be void and unenforceable against the Company.

13.3. Beneficiary Designation. Each Participant may, from time to time, name any beneficiary or beneficiaries who shall be permitted to exercise his or her Option or SAR or to whom any benefit under the Plan is to be paid in case of the Participant’s death before he or she fully exercises his or her Option or SAR or receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such beneficiary designation, a Participant’s unexercised Option or SAR, or amounts due but remaining unpaid to such Participant, at the Participant’s death, shall be exercised or paid as designated by the Participant by will or by the laws of descent and distribution.

ARTICLE XIV.

RIGHTS OF PARTICIPANTS

14.1. Rights or Claims. No individual shall have any rights or claims under the Plan except in accordance with the provisions of the Plan and any applicable Award Agreement. The grant of an Award under the Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in the Plan as being applicable to such type of Award, or to all Awards, or as are expressly set forth in the Award Agreement evidencing such Award. Without limiting the generality of the foregoing, nothing contained in the Plan or in any Award Agreement shall be deemed to:

(a) Give any Employee or Non-Employee Director the right to be retained in the service of the Company, an Affiliate and/or a Subsidiary, whether in any particular position, at any particular rate of compensation, for any particular period of time or otherwise;

(b) Restrict in any way the right of the Company, an Affiliate and/or a Subsidiary to terminate, change or modify any Employee’s employment or any Non-Employee Director’s service as a Director at any time with or without Cause;

(c) Give any Employee or Non-Employee Director the right to receive any bonus, whether payable in cash or in Shares, or in any combination thereof, from the Company, an Affiliate and/or a Subsidiary, nor be construed as limiting in any way the right of the Company, an Affiliate and/or a Subsidiary to determine, in its sole discretion, whether or not it shall pay any Employee or Non-Employee Director bonuses, and, if so paid, the amount thereof and the manner of such payment; or

(d) Give any Participant any rights whatsoever with respect to an Award except as specifically provided in the Plan and the Award Agreement.

14.2. Adoption of the Plan. The adoption of the Plan shall not be deemed to give any Employee or Non-Employee Director or any other individual any right to be selected as a Participant or to be granted an Award, or, having been so selected, to be selected to receive a future Award.

14.3. Vesting. Notwithstanding any other provision of the Plan, a Participant’s right or entitlement to exercise or otherwise vest in any Award not exercisable or vested at the time of grant shall only result from continued services as a Non-Employee Director or continued employment with the Company or any Subsidiary or Affiliate, or satisfaction of any other performance goals or other conditions or restrictions applicable, by its terms, to such Award

14.4. No Effects on Benefits. Payments and other compensation received by a Participant under an Award are not part of such Participant’s normal or expected compensation or salary for any purpose, including calculating termination, indemnity, severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments under any laws, plans, contracts, arrangements or otherwise. No claim or entitlement to compensation or damages arises from the termination of the Plan or diminution in value of any Award or Shares purchased or otherwise received under the Plan.

14.5. One or More Types of Awards. A particular type of Award may be granted to a Participant either alone or in addition to other Awards under the Plan.

ARTICLE XV.

CHANGE OF CONTROL

15.1. Treatment of Outstanding Awards. In the event of a Change of Control, unless otherwise specifically prohibited by any applicable laws, rules or regulations or otherwise provided in any applicable Award Agreement, as in effect prior to the occurrence of the Change of Control, specifically with respect to a Change of Control:

(a) Immediately prior to the occurrence of such Change of Control, any and all Options, SARs and Other Stock-Based Awards (if applicable) which are outstanding shall immediately become fully exercisable as to all Shares covered thereby, notwithstanding anything to the contrary in the Plan or the Award Agreement, and, in the event of a Participant’s Termination (including termination of employment or services with any successor of the Company, a Subsidiary or an Affiliate) under any circumstances during the one year period following the Change of Control, all Options, SARs and Other Stock-Based Awards (if applicable) held by such Participant (or such Participant’s beneficiary or transferee) shall remain exercisable at least until the first anniversary of such Termination or the expiration of the term of such Option, SAR or Other Stock-Based Award, if earlier.

(b) Immediately prior to the occurrence of such Change of Control, any restrictions, performance goals or other conditions applicable to Restricted Stock Units, Shares of Restricted Stock and Other Stock-Based Awards previously awarded to Participants shall be immediately canceled or deemed achieved, the Period of Restriction applicable thereto shall immediately terminate, and all restrictions on transfer, sale, assignment, pledge or other disposition applicable to any such Shares of Restricted Stock shall immediately lapse, notwithstanding anything to the contrary in the Plan or the Award Agreement.

(c) Immediately prior to the occurrence of such Change of Control, all Awards which are outstanding shall immediately become fully vested and nonforfeitable.

(d) The target payment opportunities attainable under any outstanding Awards of Performance Units, Performance Shares and other Awards shall be deemed to have been fully earned for the entire Performance Period(s) immediately prior to the effective date of the Change of Control, unless actual performance exceeds the target, in which case actual performance shall be used. There shall be paid out to each Participant holding such an Award denominated in Shares, not later than five (5) days prior to the effective date of the Change of Control, a pro rata number of Shares (or the equivalent Fair Market Value thereof, as determined by the Committee, in cash) based upon an assumed achievement of all relevant targeted performance goals, unless actual performance exceeds the target, in which case actual performance shall be used, and upon the length of time within the Performance Period which has elapsed prior to the Change of Control. Awards denominated in cash shall be paid pro rata to applicable Participants in cash within thirty

(30) days following the effective date of the Change of Control, with the pro-ration determined as a function of the length of time within the Performance Period which has elapsed prior to the Change of Control, and based on an assumed achievement of all relevant targeted performance goals, unless actual performance exceeds the target, in which case actual performance shall be used.

(e) Any Award the payment or settlement of which was deferred under Section 20.6 or otherwise shall be paid or distributed immediately prior to the Change of Control, except as otherwise provided by the Committee in accordance with Section 15.1(f).

(f) In its discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of the Award Agreement applicable to any Award or by resolution adopted prior to the occurrence of the Change of Control, that any outstanding Award shall be adjusted by substituting for each Share subject to such Award immediately prior to the transaction resulting in the Change of Control the consideration (whether stock or other securities of the surviving corporation or any successor corporation to the Company, or a parent or subsidiary thereof, or that may be issuable by another corporation that is a party to the transaction resulting in the Change of Control) received in such transaction by holders of Shares for each Share held on the closing or effective date of such transaction, in which event the aggregate Option Price or Grant Price, as applicable, of the Award shall remain the same; provided, however, that if such consideration received in such transaction is not solely stock of a successor, surviving or other corporation, the Committee may provide for the consideration to be received upon exercise or payment of an Award, for each Share subject to such Award, to be solely stock or other securities of the successor, surviving or other corporation, as applicable, equal in fair market value, as determined by the Committee, to the per-Share consideration received by holders of Shares in such transaction.

(g) In its discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of the Award Agreement applicable to any Award or by resolution adopted prior to the occurrence of the Change of Control, that any outstanding Award (or portion thereof) shall be converted into a right to receive cash, on or as soon as practicable following the closing date or expiration date of the transaction resulting in the Change of Control in an amount equal to the highest value of the consideration to be received in connection with such transaction for one Share, or, if higher, the highest Fair Market Value of a Share during the thirty (30) consecutive business days immediately prior to the closing date or expiration date of such transaction, less the per-Share Option Price, Grant Price or outstanding unpaid purchase price, as applicable to the Award, multiplied by the number of Shares subject to such Award, or the applicable portion thereof.

(h) The Committee may, in its discretion, provide that an Award can or cannot be exercised after, or will otherwise terminate or not terminate as of, a Change of Control.

15.2. No Implied Rights; Other Limitations. No Participant shall have any right to prevent the consummation of any of the acts described in Section 4.3 or 15.1 affecting the number of Shares available to, or other entitlement of, such Participant under the Plan or such Participant’s Award. Any actions or determinations of the Committee under this Article XV need not be uniform as to all outstanding Awards, nor treat all Participants identically. Notwithstanding the adjustments described in Section 15.1, in no event may any Option or SAR be exercised after ten (10) years from the date it was originally granted, and any changes to ISOs pursuant to this Article XV shall, unless the Committee determines otherwise, only be effective to the extent such adjustments or changes do not cause a “modification” (within the meaning of Section 424(h)(3) of the Code) of such ISOs or adversely affect the tax status of such ISOs.

15.3. Termination, Amendment, and Modifications of Change of Control Provisions. Notwithstanding any other provision of the Plan (but subject to the limitations of Section 15.1(g), the last sentence of Section 16.1 and Section 16.2) or any Award Agreement provision, the provisions of this Article XV may not be terminated, amended, or modified on or after the date of a Change of Control to materially impair any Participant’s Award theretofore granted and then outstanding under the Plan without the prior written consent of such Participant.

15.4. Compliance with Section 409A. Notwithstanding any other provisions of the Plan or any Award Agreement to the contrary, if a Change of Control that is not a Qualified Change of Control occurs, and payment or distribution of an Award constituting deferred compensation subject to Section 409A of the Code would otherwise be made or commence on the date of such Change of Control (pursuant to the Plan, the Award Agreement or otherwise), (a) the vesting of such Award shall accelerate in accordance with the Plan and the Award Agreement, (b) such payment or distribution shall not be made or commence prior to the earliest date on which Code Section 409A permits such payment or distribution to be made or commence without additional taxes or penalties under Section 409A, and (c) in the event any such payment or distribution is deferred in accordance with the immediately preceding clause (b), such payment or distribution that would have been made prior to the deferred payment or commencement date, but for Code Section 409A, shall be paid or distributed on such earliest payment or commencement date, together, if determined by the Committee, with interest at the rate established by the Committee. The Committee shall not extend the period to exercise an Option or Stock Appreciation Right to the extent that such extension would cause the Option or Stock Appreciation Right to become subject to Code Section 409A. Additionally, the Committee shall not take any action pursuant to this Article XV that would cause an Award that is otherwise exempt from Code Section 409A to become subject to Code Section 409A, or that would cause an Award that is subject to Code Section 409A to fail to satisfy the requirements of Code Section 409A.

ARTICLE XVI.

AMENDMENT, MODIFICATION, AND TERMINATION

16.1. Amendment, Modification, and Termination. The Board may, at any time and with or without prior notice, amend, alter, suspend, or terminate the Plan, and the Committee may, to the extent permitted by the Plan, amend the terms of any Award theretofore granted, including any Award Agreement, in each case, retroactively or prospectively; provided, however, that no such amendment, alteration, suspension, or termination of the Plan shall be made which, without first obtaining approval of the shareholders of the Company (where such approval is necessary to satisfy (i) the then-applicable requirements of Rule 16b-3, (ii) any requirements under the Code relating to ISOs or for exemption from Section 162(m) of the Code, or (iii) any applicable law, regulation or rule (including the applicable regulations and rules of the SEC and any national securities exchange)), would:

(a) except as is provided in Section 4.3, increase the maximum number of Shares which may be sold or awarded under the Plan or increase the maximum limitations set forth in Section 4.2;

(b) except as is provided in Section 4.3, decrease the minimum Option Price or Grant Price requirements of Sections 6.3 and 7.2, respectively;

(c) change the class of persons eligible to receive Awards under the Plan;

(d) change the Performance Measures set forth in Section 11.1;

(e) extend the duration of the Plan or the period during which Options or SARs may be exercised under Section 6.4 or 7.6, as applicable; or

(f) otherwise require shareholder approval to comply with any applicable law, regulation or rule (including the applicable regulations and rules of the SEC and any national securities exchange).

In addition, (A) no such amendment, alteration, suspension or termination of the Plan or any Award theretofore granted, including any Award Agreement, shall be made which would materially impair the previously accrued rights of a Participant under any outstanding Award without the written consent of such Participant, provided, however, that the Board may amend or alter the Plan and the Committee may amend or alter any Award, including any Agreement, either retroactively or prospectively, without the consent of the applicable Participant, (x) so as to preserve or come within any exemptions from liability under Section 16(b) of the Exchange Act, pursuant to the rules and releases promulgated by the SEC (including Rule 16b-3), and/or so that any Award that is intended to qualify as Performance-Based Compensation shall qualify for the performance-based compensation exception under Code Section 162(m) (or any successor provision), or (y) if the Board or the Committee determines in its discretion that such amendment or alteration either (I) is required or advisable for the Company, the Plan or the Award to satisfy, comply with or meet the requirements of any law, regulation, rule or accounting standard or (II) is not reasonably likely to significantly diminish the benefits provided under such Award, or that such diminishment has been or will be adequately compensated, and (B) except as is provided in Section 4.3, but notwithstanding any other provisions of the Plan, neither the Board nor the Committee may take any action (1) to amend the terms of an outstanding Option or SAR to reduce the Option Price or Grant Price thereof, cancel an Option or SAR and replace it with a new Option or SAR with a lower Option Price or Grant Price, or that has an economic effect that is the same as any such reduction or cancellation; or (2) to cancel an outstanding Option or SAR having an Option Price or Grant Price above the then-current Fair Market Value of the Shares in exchange for the grant of another type of Award, without, in each such case, first obtaining approval of the shareholders of the Company of such action.

16.2. Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Board or the Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including the events described in Section 4.3) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. Any such adjustment with respect to an Award intended to be an ISO shall be made only to the extent consistent with such intent, unless the Board or the Committee determines otherwise, and any such adjustment that is made with respect to an Award that is intended to qualify as Performance-Based Compensation shall be made consistent with the intent that such Award qualify for the performance-based compensation exception under Code Section 162(m) (or any successor provision). Additionally, neither the Board nor the Committee shall not make any adjustment pursuant to this Article XVI that would cause an Award that is otherwise exempt from Code Section 409A to become subject to Code Section 409A, or that would cause an Award that is subject to Code Section 409A to fail to satisfy the requirements of Code Section 409A. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.

ARTICLE XVII.

TAX WITHHOLDING AND OTHER TAX MATTERS

17.1. Tax Withholding. The Company and/or any Subsidiary or Affiliate are authorized to withhold from any Award granted or payment due under the Plan the amount of all Federal, state, local and non-United States taxes due in respect of such Award or payment and take any such other action as may be necessary or appropriate, as determined by the Committee, to satisfy all obligations for the payment of such taxes. The recipient of any payment or distribution under the Plan shall make arrangements satisfactory to the Company, as determined in the Committee’s discretion, for the satisfaction of any tax obligations that arise by reason of any such payment or distribution. The Company shall not be required to make any payment or distribution under or relating to the Plan or any Award until such obligations are satisfied or such arrangements are made, as determined by the Committee in its discretion.

17.2. Withholding or Tendering Shares. Without limiting the generality of Section 17.1, the Committee may in its discretion permit a Participant to satisfy or arrange to satisfy, in whole or in part, the tax obligations incident to an Award by: (a) electing to have the Company withhold Shares or other property otherwise deliverable to such Participant pursuant to his or her Award (provided, however, that the amount of any Shares so withheld shall not exceed the amount necessary to satisfy required Federal, state, local and non-United States withholding obligations using the minimum statutory withholding rates for Federal, state, local and/or non-U.S. tax purposes, including payroll taxes, that are applicable to supplemental taxable income) and/or (b) tendering to the Company Shares owned by such Participant (or by such Participant and his or her spouse jointly) and purchased or held for the requisite period of time as may be required to avoid the Company’s or the Affiliates’ or Subsidiaries’ incurring an adverse accounting charge, based, in each case, on the Fair Market Value of the Shares on the payment date as determined by the Committee. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

17.3. Restrictions. The satisfaction of tax obligations pursuant to this Article XVII shall be subject to such restrictions as the Committee may impose, including any restrictions required by applicable law or the rules and regulations of the SEC, and shall be construed consistent with an intent to comply with any such applicable laws, rule and regulations.

17.4. Special ISO Obligations. The Committee may require a Participant to give prompt written notice to the Company concerning any disposition of Shares received upon the exercise of an ISO within: (i) two (2) years from the date of granting such ISO to such Participant or (ii) one (1) year from the transfer of such Shares to such Participant or (iii) such other period as the Committee may from time to time determine. The Committee may direct that a Participant with respect to an ISO undertake in the applicable Award Agreement to give such written notice described in the preceding sentence, at such time and containing such information as the Committee may prescribe, and/or that the certificates evidencing Shares acquired by exercise of an ISO refer to such requirement to give such notice.

17.5. Section 83(b) Election. If a Participant makes an election under Section 83(b) of the Code to be taxed with respect to an Award as of the date of transfer of Shares rather than as of the date or dates upon which the Participant would otherwise be taxable under Section 83(a) of the Code, such Participant shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service. Neither the Company nor any Subsidiary or Affiliate shall have any liability or responsibility relating to or arising out of the filing or not filing of any such election or any defects in its construction.

17.6. No Guarantee of Favorable Tax Treatment. Although the Company intends to administer the Plan so that Awards will be exempt from, or will comply with, the requirements of Code Section 409A, the Company does not warrant that any Award under the Plan will qualify for favorable tax treatment under Code Section 409A or any other provision of federal, state, local, or non-United States law. The Company shall not be liable to any Participant for any tax, interest, or penalties the Participant might owe as a result of the grant, holding, vesting, exercise, or payment of any Award under the Plan.

ARTICLE XVIII.

LIMITS OF LIABILITY; INDEMNIFICATION

18.1. Limits of Liability.

(a) Any liability of the Company or a Subsidiary or Affiliate to any Participant with respect to any Award shall be based solely upon contractual obligations created by the Plan and the Award Agreement.

(b) None of the Company, any Subsidiary, any Affiliate, any member of the Board or the Committee or any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability, in the absence of bad faith, to any party for any action taken or not taken in connection with the Plan, except as may expressly be provided by statute.

(c) Each member of the Committee, while serving as such, shall be considered to be acting in his or her capacity as a director of the Company. Members of the Board of Directors and members of the Committee acting under the Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for gross negligence or willful misconduct in the performance of their duties.

(d) The Company shall not be liable to a Participant or any other person as to: (i) the non-issuance of Shares as to which the Company has been unable to obtain from any regulatory body having relevant jurisdiction the authority deemed by the Committee or the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, and (ii) any tax consequence expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Option or other Award.

18.2. Indemnification. Subject to the requirements of California law, each individual who is or shall have been a member of the Committee or of the Board, or an officer of the Company to whom authority was delegated in accordance with Article III, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of the individual’s own willful misconduct or except as provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individual may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify or hold harmless such individual.

ARTICLE XIX.

SUCCESSORS

19.1. General. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE XX.

MISCELLANEOUS

20.1. Drafting Context. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural. The words “Article,” “Section,” and “paragraph” herein shall refer to provisions of the Plan, unless expressly indicated otherwise. The words “include,” “includes,” and “including” herein shall be deemed to be followed by “without limitation” whether or not they are in fact followed by such words or words of similar import, unless the context otherwise requires.

20.2. Forfeiture Events.

(a) Notwithstanding any provision of the Plan to the contrary, the Committee shall have the authority to determine (and may so provide in any Agreement) that a Participant’s (including his or her estate’s, beneficiary’s or transferee’s) rights (including the right to exercise any Option or SAR), payments and benefits with respect to any Award shall be subject to reduction, cancellation, forfeiture or recoupment in the event of the Participant’s Termination for Cause or due to voluntary resignation; serious misconduct; violation of the Company’s or a Subsidiary’s or Affiliate’s policies; breach of fiduciary duty; unauthorized disclosure of any trade secret or confidential information of the Company or a Subsidiary or Affiliate; breach of applicable noncompetition, nonsolicitation, confidentiality or other restrictive covenants; or other conduct or activity that is in competition with the business of the Company or any Subsidiary or Affiliate, or otherwise detrimental to the business, reputation or interests of the Company and/or any Subsidiary or Affiliate; or upon the occurrence of certain events specified in the applicable Award Agreement (in any such case, whether or not the Participant is then an Employee or Non-Employee Director). The determination of whether a Participant’s conduct, activities or circumstances are described in the immediately preceding sentence shall be made by the Committee in its good faith discretion, and pending any such determination, the Committee shall have the authority to suspend the exercise, payment, delivery or settlement of all or any portion of such Participant’s outstanding Awards pending an investigation of the matter.

(b) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, if the Participant knowingly or grossly negligently engaged in the misconduct, or knowingly or grossly negligently failed to prevent the misconduct, or if the Participant is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, the Participant shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve- (12-) month period following the first public issuance or filing with the SEC (whichever just occurred) of the financial document embodying such financial reporting requirement.

20.3. Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

20.4. Transfer, Leave of Absence. For purposes of the Plan, a transfer of an Employee from the Company to an Affiliate or Subsidiary (or, for purposes of any ISO granted under the Plan, only a Subsidiary), or vice versa, or from one Affiliate or Subsidiary to another (or in the case of an ISO, only from one Subsidiary to another), and a leave of absence, duly authorized in writing by the Company or a Subsidiary or Affiliate, shall not be deemed a Termination of the Employee for purposes of the Plan or with respect to any Award (in the case of ISOs, to the extent permitted by the Code). The Committee shall have the discretion to determine the effects upon any Award, upon an individual’s status as an Employee or Non-Employee Director for purposes of the Plan (including whether a Participant shall be deemed to have experienced a Termination or other change in status) and upon the exercisability, vesting, termination or expiration of any Award in the case of: (a) any Participant who is employed by an entity that ceases to be an Affiliate or Subsidiary (whether due to a spin-off or otherwise), (b) any transfer of a Participant between locations of employment with the Company, an Affiliate, and/or Subsidiary or between the Company, an Affiliate or Subsidiary or between Affiliates or Subsidiaries, (c) any leave of absence of a Participant, (d) any change in a Participant’s status from an Employee to a Non-Employee Director, or vice versa; and (e) upon approval by the Committee, any Employee who experiences a Termination but becomes employed by a partnership, joint venture, corporation or other entity not meeting the requirements of an Affiliate or Subsidiary, subject, in each case, to the requirements of Code Section 422 applicable to any ISOs and Code Section 409A applicable to any Options and SARs.

20.5. Exercise and Payment of Awards. An Award shall be deemed exercised or claimed when the Secretary of the Company or any other Company official or other person designated by the Committee for such purpose receives appropriate written notice from a Participant, in form acceptable to the Committee, together with payment of the applicable Option Price, Grant Price or other purchase price, if any, and compliance with Article XVII, in accordance with the Plan and such Participant’s Award Agreement.

20.6. Deferrals. To the extent provided in the Award Agreement, the Committee may permit or require a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the lapse or waiver of the Period of Restriction or other restrictions with respect to Restricted Stock or the payment or satisfaction of Restricted Stock Units, Performance Units, Performance Shares, or Other Stock-Based Awards. If any such deferral election is required or permitted, (a) such deferral shall represent an unfunded and unsecured obligation of the Company and shall not confer the rights of a shareholder unless and until Shares are issued thereunder; (b) the number of Shares subject to such deferral shall, until settlement thereof, be subject to adjustment pursuant to Section 4.3; and (c) the Committee shall establish rules and procedures for such deferrals and payment or settlement thereof, which may be in cash, Shares or any combination thereof, and such deferrals may be governed by the terms and conditions of any deferred compensation plan of the Company or Affiliate specified by the Committee for such purpose. Notwithstanding any provisions of the Plan to the contrary, in no event shall any deferral under this Section 20.6 be permitted if the Committee determines that such deferral would result in the imposition of additional tax under Code Section 409A of the Code.

20.7. Loans. The Company may, in the discretion of the Committee, extend one or more loans to Participants in connection with the exercise or receipt of an Award granted to any such Participant; provided, however, that the Company shall not extend loans to any Participant if prohibited by law or the rules of any stock exchange or quotation system on which the Company’s securities are listed. The terms and conditions of any such loan shall be established by the Committee.

20.8. No Effect on Other Plans. Neither the adoption of the Plan nor anything contained herein shall affect any other compensation or incentive plans or arrangements of the Company or any Subsidiary or Affiliate, or prevent or limit the right of the Company or any Subsidiary or Affiliate to establish any other forms of incentives or compensation for their directors, officers or eligible employees or grant or assume options or other rights otherwise than under the Plan.

20.9. Section 16 of Exchange Act and Code Section 162(m). Unless otherwise stated in the Award Agreement, notwithstanding any other provision of the Plan, any Award granted to an Insider shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3) that are requirements for the application of such exemptive rule, and the Plan and the Award Agreement shall be deemed amended to the extent necessary to conform to such limitations. Furthermore, notwithstanding any other provision of the Plan or an Award Agreement, any Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be subject to any applicable limitations set forth in Code Section 162(m) or any regulations or rulings issued thereunder (including any amendment to the foregoing) that are requirements for qualification as “other performance-based compensation” as described in Code Section 162(m)(4)(C), and the Plan and the Award Agreement shall be deemed amended to the extent necessary to conform to such requirements and no action of the Committee that would cause such Award not to so qualify shall be effective.

20.10.	Requirements of Law; Limitations on Awards.

(a) The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

(b) If at any time the Committee shall determine, in its discretion, that the listing, registration and/or qualification of Shares upon any securities exchange or under any state, Federal or non-United States law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of Shares hereunder, the Company shall have no obligation to allow the grant, exercise or payment of any Award, or to issue or deliver evidence of title for Shares issued under the Plan, in whole or in part, unless and until such listing, registration, qualification, consent and/or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Committee.

(c) If at any time counsel to the Company shall be of the opinion that any sale or delivery of Shares pursuant to an Award is or may be in the circumstances unlawful or result in the imposition of excise taxes on the Company or any Subsidiary or Affiliate under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act, or otherwise with respect to Shares or Awards and the right to exercise or payment of any Option or Award shall be suspended until, in the opinion of such counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company or any Subsidiary or Affiliate.

(d) Upon termination of any period of suspension under this Section 20.10, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all Shares available before such suspension and as to the Shares which would otherwise have become available during the period of such suspension, but no suspension shall extend the term of any Award.

(e) The Committee may require each person receiving Shares in connection with any Award under the Plan to represent and agree with the Company in writing that such person is acquiring such Shares for investment without a view to the distribution thereof, and/or provide such other representations and agreements as the Committee may prescribe. The Committee, in its absolute discretion, may impose such restrictions on the ownership and transferability of the Shares purchasable or otherwise receivable by any person under any Award as it deems appropriate. Any such restrictions shall be set forth in the applicable Award Agreement, and the certificates evidencing such shares may include any legend that the Committee deems appropriate to reflect any such restrictions.

(f) An Award and any Shares received upon the exercise or payment of an Award shall be subject to such other transfer and/or ownership restrictions and/or legending requirements as the Committee may establish in its discretion and may be referred to on the certificates evidencing such Shares, including restrictions under applicable Federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

20.11. Participants Deemed to Accept Plan. By accepting any benefit under the Plan, each Participant and each person claiming under or through any such Participant shall be conclusively deemed to have indicated their acceptance and ratification of, and consent to, all of the terms and conditions of the Plan and any action taken under the Plan by the Board, the Committee or the Company, in any case in accordance with the terms and conditions of the Plan.

20.12. Governing Law. The Plan and all Award Agreements and other agreements hereunder shall be construed in accordance with and governed by the laws of the state of California, without giving effect to the choice of law principles thereof, except to the extent superseded by applicable United States federal law. Unless otherwise provided in the Agreement, Participants are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of California, to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

20.13. Plan Unfunded. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of Shares or the payment of cash upon exercise or payment of any Award. Proceeds from the sale of Shares pursuant to Options or other Awards granted under the Plan shall constitute general funds of the Company.

20.14. Administration Costs. The Company shall bear all costs and expenses incurred in administering the Plan, including expenses of issuing Shares pursuant to any Options or other Awards granted hereunder.

20.15. Uncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may nevertheless be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

20.16. No Fractional Shares. An Option or other Award shall not be exercisable with respect to a fractional Share or the lesser of fifty (50) shares or the full number of Shares then subject to the Option or other Award. No fractional Shares shall be issued upon the exercise or payment of an Option or other Award.

20.17. Deferred Compensation. If any Award would be considered deferred compensation as defined under Code Section 409A and would fail to meet the requirements of Code Section 409A, then such Award shall be null and void; provided, however, that the Committee may permit deferrals of compensation pursuant to the terms of a Participant’s Award Agreement, a separate plan, or a subplan which (in each case) meets the requirements of Code Section 409A. Additionally, to the extent any Award is subject to Code Section 409A, notwithstanding any provision herein to the contrary, the Plan does not permit the acceleration of the time or schedule of any distribution related to such Award, except as permitted by Code Section 409A.

20.18. Employees Based Outside of the United States. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws or practices of countries other than the United States in which the Company, any Affiliate, and/or any Subsidiary operates or has Employees or Non-Employee Directors, the Committee, in its sole discretion, shall have the power and authority to:

(a) Determine which Affiliates and Subsidiaries shall be covered by the Plan;

(b) Determine which Employees and/or Non-Employee Directors outside the United States are eligible to participate in the Plan;

(c) Grant Awards (including substitutes for Awards), and modify the terms and conditions of any Awards, on such terms and conditions as the Committee determines necessary or appropriate to permit participation in the Plan by individuals otherwise eligible to so participate who are non-United States nationals or employed outside the United States, or otherwise to comply with applicable non-United States laws or conform to applicable requirements or practices of jurisdictions outside the United States;

(d) Establish subplans and adopt or modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 20.18 by the Committee shall be attached to the Plan as appendices; and

(e) Take any action, before or after an Award is made, that the Committee, in its discretion, deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate any applicable law.

*            *            *

Appendix “B”

Standards Adopted by the Board of

The First American Corporation to Assist in Determining

Director Independence

The above-mentioned standards are set forth in the following excerpts from the Corporate Governance Guidelines adopted by our board:

5.	Standards for Determining Whether a Member of the Board is Independent

The Board shall affirmatively determine whether a particular director is independent of the Company and its management. In making such a determination, no member of the Board will be considered independent who:

Employees and other Individuals Receiving Compensation from the Company

•	is or has been within the last three years an employee of the Company or any of its subsidiaries, other than an interim Chairperson, President, chief executive officer or other interim executive officer of the Company or any of its subsidiaries;

•	has an immediate family member (as defined in paragraph 9 below) that is or has been within the last three years an executive officer of the Company;

•	receives or has received during any twelve month period within the last three years more than $100,000 in direct compensation from the Company, other than (i) director and committee fees, (ii) pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service) and (iii) compensation for service as an interim Chairperson, President, chief executive officer or other interim executive officer of the Company or any of its subsidiaries;

•	has an immediate family member that receives or has received during any twelve month period within the last three years more than $100,000 in direct compensation from the Company, other than (i) director and committee fees, (ii) pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service) and (iii) compensation for service as an employee of the Company or any of its subsidiaries in a non-executive capacity;

Auditors

•	is, or has an immediate family member who is, a current partner of a firm that is the Company’s internal or external auditor;

•	is a current employee of the Company’s internal or external auditor;

•	has an immediate family member that is a current employee of the Company’s internal or external auditor and participates in the firm’s audit, assurance or tax compliance (but not tax planning) practice;

•	was, or has an immediate family member who was, within the last three years, but is no longer, a partner or employee of the Company’s internal or external auditor and personally worked on the Company’s audit within that time;

Interlocking Directorates

•	is, or has an immediate family member who is, or within the last three years has been, employed as an executive officer of another company where any of the Company’s present executive officers at the same time serves or served on that other company’s compensation committee;

Inter-Company Business Relationships

•	is a current employee of another company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues;

•	has an immediate family member that is a current executive officer of another company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues;

Material Relationship

•	otherwise has a material relationship with the Company, as determined in light of the standards set forth in paragraph 6, below; or

•	is an officer or material partner, shareholder or member of an organization that has a material relationship with the Company, as determined in light of the standards set forth in paragraph 6, below.

6.	Standards for Determining Whether a Relationship with the Company is Material

The Board shall affirmatively determine whether a particular relationship with the Company is material in light of all relevant facts and circumstances.

Director-Company Relationships

In making such a determination, a relationship between a director and the Company will not be considered material if:

•	excluding any compensation received by the director for service on the Board, any committee of the Board or the board of directors of any subsidiary of the Company, the director receives compensatory fees (for consulting services, professional services or otherwise) from the Company and its subsidiaries which constitute less than 1% of the total annual income of the director;

•	the director, together with his or her immediate family members, owns less than 10% of the outstanding common stock of the Company on a fully diluted basis;

•	the Company or any of its subsidiaries reimburses the director for costs incurred by the director on behalf of the Company or such subsidiary;

•	the Company or any of its subsidiaries provides a product or service to the director at its fair market value or the fair market value less any discounts generally available to all members of the Board and all employees of the Company and its subsidiaries;

•	the director serves on the board of directors or equivalent governing body of an organization that has a material relationship with the Company and the director, together with his or her immediate family members, owns less than 5% of the equity interests of such organization;

•	the director is a senior officer or similar senior official of a charitable organization, philanthropic organization or other non-profit organization which derives less than the greater of $1,000,000 or 2% of its annual consolidated gross revenues from the Company, its subsidiaries and their officers, taken as a whole;

•	the director, together with his or her immediate family members, owns 5% or less of the equity interests of an organization that has a material relationship with the Company; or

•	the director receives perquisites or benefits from the Company or its subsidiaries with an aggregate fair market value of less than or equal to $20,000 in any given fiscal year.

In making such a determination, a relationship between a director and the Company will be considered material if:

•	the director provides, or within the last three years has provided, investment banking, non-audit accounting, actuarial or legal services to the Company;

•	the director writes, or within the last three years has written, research reports regarding the Company or its securities for delivery to investors; provided, however, that the provision of any such services by a firm of which the director is not a partner or by a corporation or other entity in which the director owns 5% or less of the equity interests shall not be deemed material;

•	the director is an officer of an organization that has a material relationship with the Company; or

•	the director, together with his or her immediate family members, owns more than 5% of the equity interests of an organization that has a material relationship with the Company.

Organization-Company Relationships

In making such a determination, a relationship between an organization and the Company will not be considered material if such organization:

•	is engaged in a joint venture with the Company or any of its subsidiaries and (i) such organization derives less than 5% of its annual consolidated gross revenues and less than 10% of its annual consolidated net income (net of minority interest, if applicable) from such joint venture and (ii) the Company derives less than 5% of its annual consolidated gross revenues and less than 10% of its annual consolidated net income (net of minority interest, if applicable) from such joint venture;

•	owns less than 10% of the outstanding common stock of the Company on a fully diluted basis;

•	owns less than 20% of the equity interests of a Senior Subsidiary on a fully diluted basis; or

•	owns less than 30% of the equity interests of a Junior Subsidiary of the Company on a fully diluted basis.

In making such a determination, a relationship between an organization and the Company will be considered material if such organization:

•	has, or within the last three years has had, an investment banking relationship with the Company or any of its subsidiaries;

•	employs a person who writes research reports on the Company or its securities for delivery to investors;

•	has on deposit more than 10% of the total deposits (including escrow deposits) of the Company and its subsidiaries;

•	manages more than 10% of the total investment assets of the Company and its subsidiaries; or

•	receives more than 10% of the total expenditures of the Company and its subsidiaries on legal services.

7.	Standards for Determining Whether a Member of the Audit Committee is Independent

In addition to the standards described in paragraphs 5 and 6, above, no member of the Audit Committee shall be considered independent who:

•	is an affiliated person of the Company or of any subsidiary of the Company; or

•	accepts, directly or indirectly, any consulting, advisory or other compensatory fee, other than compensation for service on the Board, the board of directors of any subsidiary of the Company or their respective committees.

Compensation for purposes of this paragraph 7 does not include remuneration paid by the Company to a director or an organization as part of a supplier, customer or other business relationship between the Company and such director or organization, which relationship the Board has determined to be immaterial pursuant to paragraphs 5 and 6, above. Compensation for purposes of this paragraph 7 includes remuneration paid by the Company to a director’s firm for consulting, legal or financial advice, even if the director is not the actual service provider.

8.	Disclosure in Annual Proxy Statement

The standards in paragraphs 5, 6 and 7 above, together with the definitions in paragraph 9 below, will be published each year in the Company’s proxy statement pursuant to applicable law or regulation.

9.	Definitions

For purposes of the standards contained in paragraphs 5, 6 and 7 above, the following words and phrases have the following meanings:

•	“Company Affiliate” means an affiliate of the Company, as “affiliate” is defined by Rule 10b-18(a)(1) promulgated under the Securities Exchange Act of 1934 (i.e., any person that directly or indirectly controls, is controlled by, or is under common control with, the Company);

•	“former auditor” means an auditor which was engaged by the Company or any Company Affiliate for audit services within the last three years; provided that if the Company has acquired a Company Affiliate and, immediately upon such acquisition, the acquired Company Affiliate ceased to engage its then current auditor, such auditor shall not be a “former auditor”;

•	“immediate family member” with respect to a director means a living spouse, parent, child, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law of such director or a resident in such director’s house (other than in an employment capacity);

•	“Junior Subsidiary” means a subsidiary of the Company which, together with its subsidiaries, accounts for 30% or less of the annual consolidated gross revenues of the Company;

•	“officer” has the meaning thereof in Rule 16a-1(f) promulgated under the Securities Exchange Act of 1934;

•	“Senior Subsidiary” means a subsidiary of the Company which, together with its subsidiaries, accounts for 50% or more of the annual consolidated gross revenues of the Company; and

•	“within the last three years” shall be deemed to be modified by any applicable transition period under Section 303A(2)(b) of the New York Stock Exchange rules.

5
91
ARTESIA
FRWY
91
RIVERSIDE
FRWY
91
605
57
FRWY
55
39
GARDEN
22
GROVE
FRWY
MESA
JAMBOREE RD
BRISTOL ST
MAIN ST
5
405
FIRST AMERICAN HOME OFFICE
MACARTHUR
BEACH BLVD
1
COSTA
55
JOHN WAYNE AIRPORT
405
133
JAMBOREE RD
SAN JOAQUIN HILLS TRANS CORR
CYN
LAGUNA
73
5
1
COAST HWY
COLUMBINE AVE
MAPLE
HALLADAY
S. MAIN ST
MACARTHUR PL
FIRST AMERICAN S
IMPERIAL PROM
FIRST AMERICAN WAY
55
1 First American Way
MACARTHUR BLVD

From San Diego: Take I-5 north, transition to I-405 north to 55 north. Exit MacArthur Blvd., turn left under freeway to Imperial Prom. Right to First American Way.

From Los Angeles: Take I-5 south, transition to 55 south. Exit MacArthur Blvd., turn right on MacArthur to Imperial Prom. Right to First American Way.

From Riverside: Take 91 west, transition to 55 south. Exit MacArthur Blvd., turn right on MacArthur to Imperial Prom. Right to First American Way.

Annual Meeting of Shareholders of

The First American Corporation

Thursday, May 18, 2006

2 p.m.

At the home office of

The First American Corporation

1 First American Way, Santa Ana, California 92707

Your Vote Is Important to the Company!

Using the telephone or Internet, you can vote any time, 24 hours a day.

You can vote in one of three ways:

1.	Call toll-free 1-877-482-6133 on a touch-tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

2.	Vote online at our Internet address: www.proxyvoting.com/firstamer

3.	Mark, sign and date your proxy card and return it promptly in the enclosed postpaid envelope.

See detailed instructions on the reverse side of this form.

Ú  FOLD AND DETACH HERE  Ú

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The First American Corporation

1 FIRST AMERICAN WAY • SANTA ANA, CALIFORNIA 92707 • 714-800-3000

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of The First American Corporation hereby appoints D. P. Kennedy, Parker S. Kennedy and Kenneth D. DeGiorgio, and each of them, with power to each of substitution, to attend the annual meeting of the shareholders of said corporation to be held May 18, 2006, at 2 p.m. at the home office of The First American Corporation, 1 First American Way, Santa Ana, California, and any adjournments or postponements thereof; and to vote the shares of the undersigned at such meeting with respect to the election of directors and the approval of The First American Corporation 2006 Incentive Compensation Plan, as indicated on the reverse side hereof, with all powers that the undersigned would have if acting in person, including the right in their discretion to cumulate and distribute the aggregate cumulative votes in respect of such shares as they choose among those nominees as to whom the undersigned has not withheld authority; and with discretionary authority to act on such other matters as may properly come before said meeting or any adjournments or postponements thereof.

THE SHARES REPRESENTED HEREBY SHALL BE VOTED SPECIFICALLY ON THE PROPOSALS LISTED ON THE REVERSE SIDE HEREOF AS THERE SPECIFIED. WHERE NO SPECIFICATION IS MADE, SAID SHARES SHALL BE VOTED FOR THE PROPOSALS.

(Continued and to be signed on other side)

Online Access Is Here!

Using the telephone or Internet, you can vote any time, 24 hours a day.

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

To vote your proxy by telephone, follow these instructions:

1.	Call toll-free 1-877-482-6133 on a touch-tone telephone
2.	Have your proxy card in hand when you call; you will be prompted to enter your 7-digit Control Number that is located below
3.	Follow the simple instructions the Vote Voice provides you

Option A:    To vote as the Board of Directors recommends on ALL proposals: Press 1

Option B:    If you choose to vote on each item separately: Press 0

To vote your proxy online, follow these instructions:

1.	Read the enclosed proxy statement and proxy card
2.	Go to the Web site www.proxyvoting.com/firstamer
3.	Enter the 7-digit Control Number located on your proxy card below
4.	Follow the instructions posted at the Web site

To vote by mail, follow these instructions:

1.	Mark, sign and date your proxy card
2.	Return your proxy card in the postpaid envelope we’ve provided or return it to First American Trust, FSB Attn: Transfer Department, 5 First American Way, Santa Ana, CA 92707-5913

If you vote by telephone or Internet,

please do not mail your proxy card.

Thank you for voting.

Control Number

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(Continued from other side)

The Board of Directors recommends a vote FOR items 1 and 2 listed below.

1.	Election of Directors FOR ❑ all nominees listed below (except as marked to the contrary below) WITHHOLD AUTHORITY ❑ for all nominees listed below

(01) George L. Argyros, (02) Gary J. Beban, (03) J. David Chatham, (04) William G. Davis, (05) James L. Doti, (06) Lewis W. Douglas, Jr., (07) D. P. Kennedy, (08) Parker S. Kennedy, (09) Frank E. O’Bryan, (10) Roslyn B. Payne, (11) D. Van Skilling, (12) Herbert B. Tasker, (13) Virginia M. Ueberroth and (14) Mary Lee Widener.

(INSTRUCTION: to withhold authority to vote for any individual nominee(s), write the name(s) of such nominee(s) on the line below.)

2.	Approval of the 2006 Incentive Compensation Plan FOR ❑ AGAINST ❑ ABSTAIN ❑

Control Number

Dated	, 2006

Please sign exactly as name appears on stock certificate as shown hereon.

If shares are jointly held, this proxy should be signed by each such joint owner. Executors, administrators, guardians, trustees or others signing in a fiduciary capacity should state their full title as such. A proxy executed by a corporation should be signed in its name by its president or any vice president and attested to by its secretary or an assistant secretary; if otherwise executed, please furnish proof of authority.

PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED POSTPAID ENVELOPE.